                                                                    Exhibit 10.3
                                                                    ------------


                            SHAREHOLDERS' AGREEMENT

                                      OF

                              KIRIN-AMGEN, INC.,

                           a California corporation

                               TABLE OF CONTENTS
                               -----------------

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RECITALS.........................................................................   1

1.    CERTAIN DEFINITIONS........................................................   3

      1.01    Stock..............................................................   3
      1.02    EPO................................................................   3
      1.03    Field of Activity..................................................   4
      1.04    Expression Systems.................................................   4
      1.05    Transferred Technology.............................................   4
      1.06    EPO Technology.....................................................   5
      1.07    EPO Organisms......................................................   6
      1.08    Core Technology....................................................   6
      1.09    Development Program................................................   6
      1.10    Party..............................................................   7

2.    FORMATION..................................................................   7

      2.01    Formation..........................................................   7
      2.02    Name...............................................................   7
      2.03    Principal Office...................................................   8
      2.04    Articles of Incorporation..........................................   8
      2.05    Bylaws.............................................................   8
      2.06    Business Purpose...................................................   8
      2.07    Fiscal Year .......................................................   8
      2.08    California Agent for Service of Process............................   9
      2.09    Counsel to Corporation ............................................   9
      2.10    Accountants to Corporation.........................................   9
      2.11    Initial Capital....................................................   9
      2.12    Subscription.......................................................  10
      2.13    Additional Capital.................................................  11
      2.14    Withdrawals........................................................  12
      2.15    Default on Additional Capital Contribution Obligation..............  12
      2.16    Title to Property..................................................  13
      2.17    Occurrence of the Conversion Event.................................  13

3.    CLOSING....................................................................  14

4.    CLOSING DOCUMENTS..........................................................  14

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5.        REPRESENTATIONS AND WARRANTIES OF AMGEN.............................     15
          5.01    Good Standing...............................................     15
          5.02    Authorization...............................................     15
          5.03    No Breach...................................................     15
          5.04    Title.......................................................     16
          5.05    No Violations...............................................     17
          5.06    No Litigation...............................................     18
          5.07    Representations and Warranties..............................     18

6.        REPRESENTATIONS AND WARRANTIES OF KIRIN.............................     19
          6.01    Good Standing...............................................     19
          6.02    Authorization...............................................     19
          6.03    No Breach...................................................     19
          6.04    No Violations...............................................     20
          6.05    No Litigation...............................................     20
          6.06    Representations and Warranties..............................     20

7.        [INTENTIONALLY OMITTED].............................................     21

8.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF KIRIN....................     21
          8.01    No Misrepresentations.......................................     21
          8.02    Compliance with Agreement...................................     21
          8.03    Delivery....................................................     21
          8.04    Opinion of Counsel..........................................     23
          8.05    No Litigation...............................................     24
          8.06    Additional Documents........................................     24
          8.07    Hart-Scott-Rodino Clearance.................................     25

9.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AMGEN....................     25
          9.01    No Misrepresentations.......................................     25
          9.02    Compliance with Agreement...................................     25
          9.03    Delivery....................................................     25
          9.04    Opinion of Counsel..........................................     26
          9.05    No Litigation...............................................     28
          9.06    Additional Documents........................................     28

10.       SURVIVAL AND INDEMNIFICATION........................................     28
          10.01   Survival of Representations and Warranties..................     28
          10.02   Indemnification.............................................     28
          10.03   Mechanism...................................................     29

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    11.   BROKERS.............................................................    30

    12.   MANAGEMENT..........................................................    31
          12.01   Board of Directors..........................................    31
          12.02   Officers....................................................    31
          12.03   Actions Requiring Consent...................................    32
          12.04   Accounting and Internal Controls............................    33
          12.05   Financial and Business Information and Tax Returns..........    34
          12.06   Bank Accounts...............................................    35
          12.07   Independent Enterprise......................................    35
          12.08   Compensation of Officers and Directors......................    35
          12.09   Fiduciary Duty..............................................    36
          12.10   Other Activities............................................    36
          12.11   Non-Competition.............................................    36

    13.   BUSINESS MATTERS....................................................    37
          13.01   License Agreements..........................................    37
          13.02   Development Program.........................................    38
          13.03   Services Agreements.........................................    39

    14.   RESTRICTIONS ON SHARES..............................................    39
          14.01   Overall Restrictions........................................    39
          14.02   Additional Restrictions.....................................    40
          14.03   Purchase Price and Payment Date.............................    41
          14.04   Delivery of Shares..........................................    42

    15.   ADDITIONAL SHARES...................................................    42

    16.   ENDORSEMENT OF CERTIFICATE..........................................    42

    17.   [INTENTIONALLY OMITTED].............................................    43

    18.   COSTS AND EXPENSES..................................................    43

    19.   EXPORT CONTROL LAWS.................................................    44
          19.01   Export Law Compliance.......................................    44
          19.02   Specific Authorization......................................    44

    20.   DISTRIBUTIONS OF CASH...............................................    45

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21.        DISSOLUTION/LIQUIDATION............................................     45

           21.01    Event of Dissolution......................................     45
           21.02    Final Accounting and Tax Returns..........................     46
           21.03    Liquidation...............................................     46
           21.04    Cancellation of Certificates..............................     47

22.        MISCELLANEOUS PROVISIONS...........................................     48
           22.01    Notices...................................................     48
           22.02    Publicity and Disclosure..................................     49
           22.03    Entire Agreement; Amendment...............................     49
           22.04    Waiver....................................................     50
           22.05    Enforcement...............................................     50
           22.06    Remedies..................................................     51
           22.07    Headings..................................................     51
           22.08    Effectiveness.............................................     51
           22.09    Attorneys' Fees and Costs.................................     52
           22.10    Governing Law.............................................     52
           22.11    Binding Effect............................................     52
           22.12    Exhibits..................................................     52
           22.13    Number and Gender.........................................     53
           22.14    Counterparts..............................................     53
           22.15    Agreement to Perform Necessary Acts.......................     53
           22.16    Validity..................................................     53
           22.17    Representations...........................................     54
           22.18    Force Majeure.............................................     54
           22.19    Expansion of Business.....................................     55

SIGNATURES....................................................................     55

EXHIBIT SCHEDULE

                            SHAREHOLDERS' AGREEMENT
                            -----------------------

     THIS SHAREHOLDERS' AGREEMENT ("Agreement") is made and entered into at Los Angeles, California, U.S.A. this 11th day of May, 1984, by and among AMGEN, a California corporation, having its principal office at 1900 Oak Terrace Lane, Thousand Oaks, California 91320, U.S.A . ("Amgen"), KIRIN BREWERY COMPANY, LIMITED, a Japanese corporation, having its principal office at 26-1, Jingumae, 6 Chome, Shibuya-Ku, Tokyo 150, Japan ("Kirin"), and KIRIN-AMGEN, INC., a California corporation, having its principal office at 1900 Oak Terrace Lane, Thousand Oaks, California 91320, U.S.A. ("Corporation").

                                R E C I T A L S

     A. Amgen has conducted research, has developed and possesses certain existing proprietary technical information, technology and know-how relating to genetic engineering which has enabled it to clone and express the gene for human erythropoietin, and Amgen is continuing to develop human erythropoietin.

     B. Kirin and Amgen believe that the aforementioned genetic engineering techniques will have important application to the development of human therapeutic products.

     C. Kirin and Amgen desire to form Corporation for purposes of development, manufacture, production and worldwide commercial sale of erythropoietin for human therapeutic use.

     D. Kirin and Amgen believe that a joint business effort between them dedicated to such purposes would be of mutual benefit to the accomplishment thereof and that the compatibility between Amgen and Kirin is such that substantial economic returns may be gained by each through cooperative effort.

     E. Amgen intends to contribute cash to Corporation, to assign to Corporation, perpetually and irrevocably, all of its right, title and interest in and to the Transferred Technology (as defined in Paragraph 1.05 below), and to license to Corporation the Core Technology (as defined in Paragraph 1.08 below), exclusively with respect to its direct application to the Field of Activity (as defined in Paragraph 1.03 below), as more fully set forth herein, in consideration of the issuance to Amgen of capital stock in Corporation as more fully set forth herein.

     F. Kirin intends to contribute cash to Corporation in consideration of the issuance to Kirin of capital stock in Corporation as more fully set forth herein.

     G. The simultaneous transfers and resultant issuances contemplated in Recitals E. and F. above are intended to qualify as a tax-free incorporation of Corporation pursuant to Section 351 of the Internal Revenue Code of 1954, as amended.

     H. It is the desire of Kirin and Amgen to cooperate in other mutually agreeable areas of business interest.


     NOW, THEREFORE, it is agreed as follows:

1.   CERTAIN DEFINITIONS
     -------------------


     As used in this Agreement, the following terms shall have the following meanings:

     1.01   Stock
            -----

            (a) The term Class A Common Stock shall mean the duly authorized no par common stock of Corporation with no preference rights on liquidation.

            (b) The term Class B Common Stock shall mean the duly authorized no par common stock of Corporation which contains certain preference rights on liquidation (as set forth in Para- graph 21 below), which preference rights shall be in effect until the occurrence of the Conversion Event (as defined in Paragraph 2.17 below), at which time all issued and outstanding Class B Common Stock shall be automatically converted into Class A Common Stock on a share-for-share basis eliminating any shareholder preference rights on liquidation of Corporation.

     1.02   EPO

            The term EPO shall mean erythropoietin or a fragment thereof for use in human therapeutic applications, whether manufactured or isolated from natural materials, and whether glycosylated or not glycosylated.

     1.03   Field of Activity
            -----------------

            The term Field of Activity shall mean- the areas of development, manufacture, production and worldwide commercial sale of EPO, including EPO pharmaceuticals, for human therapeutic use, but not for animal therapeutic use nor- for commercial diagnostic use (collectively "EPO Products"), and shall include but not be limited to, toxicology, dosage studies, pre-clinical studies, clinical trials, product registration and government approvals, all relative to the development, manufacture, production and worldwide commercial sale of such EPO Products.

     1.04   Expression Systems
            ------------------

            The term Expression Systems shall mean any system of production of EPO utilizing natural or synthetic genes or vectors or recombinant DNA materials, including but not limited to, expression in e. coli, mammalian and/or yeast cell systems.

     1.05   Transferred Technology
            ----------------------

            The term Transferred Technology shall mean all proprietary technical information, technology and know-how, heretofore developed by Amgen, relating specifically to EPO Products which are owned by Amgen, or which is covered or protected by letters patent, patent applications, trademarks, service marks, trade names, copyrights or licenses held by Amgen, as of the Closing Date, and which are required in the development, manufacture, production, testing, assay, use or sale of EPO Products, including the EPO Organisms (as defined in Paragraph 1.07 below) in existence as of the Closing Date. By way of illustration, but not limitation, with respect to the foregoing, Transferred Technology shall include the sequence of the EPO gene and restriction map of the related vector and any information, know-how, data, process, technique, algorithm, program, design, drawing, formula or test data relating to any toxicology, dosage studies, pre-clinical studies, clinical trials or testing in progress relating to EPO,as more fully set forth on Exhibit "A" attached hereto. The Transferred Technology shall be assigned to Corporation effective on the Closing Date pursuant to that certain Assignment and License Agreement which is attached hereto as Exhibit "B" ("Amgen Assignment"); provided, however, that until such time as the Conversion Event occurs, Amgen shall hold as custodian for Corporation and Kirin, the sequence of the EPO gene and restriction map of the related vector.

     1.06   EPO Technology
            --------------

            The term EPO Technology shall mean the Transferred Technology, as well as all improvements and enhancements thereto developed by the Parties hereafter- under the Development Program, and the Core Technology (as defined in Paragraph 1.08 below), as well as all improvements and enhancements thereto developed by the Parties hereafter which have been used in the development of EPO Products whether within or without of the Development Program

     1.07   EPO Organisms
            -------------

            The term EPO Organisms shall mean any and all organisms developed by Amgen which are assigned perpetually and irrevocably to Corporation pursuant to the Amgen Assignment, and which have been genetically engineered to produce biologically active EPO, as well as all improvements and enhancements thereto developed by Amgen subsequent to the Closing Date pursuant to the Development Program.

     1.08   Core Technology
            ---------------

            The term Core Technology shall mean Amgen's proprietary technical information, technology and know-how, including without limitation, protein purification, fermentation, process development and hybridomas, other than Transferred Technology, which is required to conduct Corporation's business in the Field of Activity. The Core Technology shall be licensed to Corporation exclusively with respect to its direct application to the Field of Activity pursuant to the Amgen Assignment.

     1.09   Development Program
            -------------------

            The term Development Program, as more fully set forth in the Development and Supply Agreement attached hereto as Exhibit "C," and which shall have appended thereto the preliminary R&D Plan and Budget therefor, shall mean any development conducted by Amgen, Kirin and/or Corporation and paid for by Corporation relating to (i) toxicology, dosage studies, preclinical studies, clinical trials and product registration of EPO in accordance with the laws, regulations and guidelines of the United States and Japan, respectively, (ii) commercial manufacturing scale production of EPO in one or more Expression Systems, and (iii) other mutually agreed upon development activities related to the Field of Activity.

     1.10   Party
            -----

            The term Party shall mean Kirin, Amgen or Corporation, as the context shall indicate, or, when used in the plural, Kirin, Amgen and Corporation, as the context shall indicate.


2.   FORMATION
     ---------

     2.01   Formation
            ---------

            On or before the Closing Date (as defined in Paragraph 3 below), Kirin and Amgen shall establish or cause to be established, "Kirin-Amgen, Inc.," which shall be a corporation organized under the laws of the State of California. Immediately after its formation, Kirin-Amgen, Inc. shall become a Party to this Agreement.

     2.02   Name
            ----

            The corporate designation of Corporation shall be "Kirin-Amgen, Inc." or such other name as may be mutually agreed to by Kirin and Amgen.

     2.03   Principal Office
            ----------------

            The principal office and place of business of Corporation shall be located at 1900 Oak Terrace Lane, Thousand Oaks, California 91320, U.S.A., or at such other place as may be mutually agreed to by Kirin and Amgen.

     2.04   Articles of Incorporation
            -------------------------

            The Articles of Incorporation of Corporation ("Articles") shall be as attached hereto as Exhibit "D," as may be amended from time to time as may be mutually agreed to by Kirin and Amgen.

     2.05   Bylaws
            ------

            The Bylaws of Corporation ("Bylaws") shall be as attached hereto as Exhibit "E", as may be amended from time to time as may be mutually agreed to by Kirin and Amgen.

     2.06   Business Purpose
            ----------------

            The business of Corporation shall be to engage in the development, manufacture, production and sale of EPO Products for human therapeutic use in the Field of Activity and to otherwise exploit such EPO Technology for commercial purposes by whatever means including, but not limited to, the license or sale of such EPO Technology by mutual agreement of Kirin and Amgen, and to do all things necessary, appropriate or advisable in furtherance thereof.

     2.07   Fiscal Year
            -----------

            The fiscal year of Corporation shall be the calendar year ("Corporate Year").

     2.08   California Agent for Service of Process
            ---------------------------------------

            The name of the initial agent for service of process on Corporation in California is Joel S. Marcus, Esq., Musick, Peeler & Garrett, One Wilshire Boulevard, Suite 2000, Los Angeles, California 90017.

     2.09   Counsel to Corporation
            ----------------------

            The law firm of Musick, Peeler and Garrett, One Wilshire Boulevard, Suite 2000, Los Angeles, California 90017, shall act as general counsel for Corporation until otherwise mutually agreed between Kirin and Amgen pursuant to that certain Conflicts Letter of even date herewith which is attached hereto as Exhibit "F".

     2.10   Accountants to Corporation
            --------------------------

            The independent certified public accounting firm of Arthur Young and Company, 515 South Flower Street, Suite 2600, Los Angeles, California 90071, shall act as independent accountants to Corporation pursuant to that certain engagement letter attached hereto as Exhibit "G".

     2.11   Initial Capital

            The initial capital of Corporation pursuant to the two (2) subscriptions described in Paragraph 2.12 below, shall consist of a total of twelve million (12,000,000) shares of no par value Class A Common Stock with the right to one (1) vote per share ("Class A Common Stock"), and twelve million (12,000,000) shares of no par value Class B Common Stock with the right to one

(1) vote per share ("Class B Common Stock"). Upon the occurrence of the Conversion Event (as defined in Paragraph 2.17 below), Kirin's shares of Class B Common Stock shall be automatically converted on a share-for-share basis into shares of Class A common stock subject to the terms of Paragraph 2.17 below and the provisions contained in Corporation's Articles.

     2.12   Subscription

            Kirin hereby subscribes for twelve million (12,000,000) shares of Class B Common Stock of Corporation, and Amgen hereby subscribes for twelve million shares (12,000,000) shares of Class A Common Stock of Corporation. The subscription price for all shares, whether of Class A Common Stock or Class B Common Stock, shall be ONE DOLLAR (U.S. $1.00) per share, and shall be payable as follows:

            2.12.1 Kirin shall pay its full subscription price for the Class B Common Stock by cashiers or certified check or by wire transfer from Kirin to Corporation's account at a bank to be designated by both Kirin and Amgen ("Corporate Bank Account") on the Closing Date of the full subscription price of TWELVE MILLION DOLLARS (US $12,000,000.00).

            2.12.2 Amgen shall pay its full subscription price for the Class A Common Stock as follows: (i) FOUR MILLION DOLLARS (U.S. $4,000,000.00) by cashiers or certified check or by wire transfer from Amgen to the Corporate Bank Account on the Closing Date, and (ii) a contribution and complete assignment in kind to Corporation on the Closing Date of all of the Transferred Technology, such transfer to be made pursuant to the Amgen Assignment. Kirin and Amgen acknowledge that the fair market value of Amgen's capital contribution to Corporation described in subparagraph (ii) above shall be EIGHT MILLION DOLLARS (U.S. $8,000,000.00).

     2.13   Additional Capital
            ------------------

            2.13.1 Subject to Paragraph 2.15 below, no additional capital stock may be issued by Corporation other than by the mutual written consent of Kirin and Amgen. The Parties hereto shall meet no less frequently than annually following the formation of Corporation to determine its capital needs and the business and Development Program for the next succeeding year.

            2.13.2 In the event that the initial capital contributions to Corporation pursuant to Paragraph 2.11 above (together with interest earned by Corporation on the cash so contributed) are insufficient to fund the activities of Corporation and the Development Program until such time as all approvals (governmental or otherwise) have been obtained for the manufacture and sale of EPO Products in the Field of Activity in the Kirin Territory and the Amgen Territory (as defined in Paragraph 13 below), then in such event, Kirin and Amgen may, but shall not be obligated to, agree to make additional capital contributions to Corporation. Any such agreed upon capital contributions shall be made in the proportion to which each Party's total capital contribution bears to the aggregate capital contributions of Kirin and Amgen, from time to time existing. Upon written notification by Corporation's Board of Directors to Kirin and Amgen that Corporation does not have sufficient capital to complete the development of the EPO Technology and to accomplish the business purposes of Corporation as contemplated by this Agreement, Kirin and Amgen shall promptly meet with management of Corporation to ascertain the amount of funding reasonably required by Corporation under the circumstances. Kirin and Amgen shall thereafter enter into a mutually acceptable agreement with respect to such additional capital contributions, if any.

     2.14   Withdrawals
            -----------

            Except as otherwise specifically provided in this Agreement, neither Kirin nor Amgen shall have the right to withdraw or to demand a return of all or any part of its capital contribution.

     2.15   Default on Additional Capital Contribution Obligation
            -----------------------------------------------------

            To the extent that either Kirin or Amgen fails to contribute its proportionate share of the additional capital called for under Paragraph 2.13 above, then from and after the date such capital was to have been contributed to Corporation, the shareholding percentages of Kirin or Amgen shall promptly be adjusted by Corporation to reflect the increase in capital contributed by either Kirin or Amgen such that the shareholding interest of Kirin and Amgen shall accurately reflect the percent-age of each Party's total Capital contribution as it bears to the aggregate capital contributions of both Kirin and Amgen.

     2.16   Title to Property
            -----------------

            Legal title to any and all property of Corporation shall be taken and at all times held in the name of "Kirin-Amgen, Inc."

     2.17   Occurrence of the Conversion Event
            ----------------------------------

            2.17.1 The "Conversion Event" shall occur when the EPO Organisms produce biologically active EPO in sufficient levels, as set forth below, which Kirin can reasonably verify within thirty (30) days after receiving written notice of the attainment thereof, to enable Corporation to conduct pre-clinical studies in the E. Coli (50 mg EPO/1), Mammalian (50 Units EPO/ml), or Yeast Cell (50 mg EPO/1) systems, both in Japan and in the United States.

            2.17.2 The occurrence of the Conversion Event as set forth in Paragraph 2.17.1 above, shall give rise to the automatic conversion of all of Kirin's Class B Common Stock into Class A Common Stock on a share-for-share basis. All Class B Common Stock shall thereafter be promptly cancelled, the Articles amended, and only one class of common stock (to be designated common stock) of Corporation shall thereafter be issued and outstanding.

3.   CLOSING
     -------

     The Closing hereunder shall take place at the offices of Musick, Peeler & Garrett, One Wilshire Boulevard, Suite 2000, Los Angeles, California 90017, USA, at 1:00 p.m. Pacific Daylight Time on June 15, 1984 ("Closing" and the "Closing Date"), or such other date and/or place as shall be mutually agreed to by Kirin and Amgen.

4.   CLOSING DOCUMENTS
     -----------------

     At the Closing, each Party shall deliver such documents, instruments and materials as are called for by this Agreement or as may be reasonably required in order to carry out the provisions and purposes hereof, all of which shall be satisfactory in substance and form to legal counsel for each Party. Without limitation as to the foregoing and in addition to the various documents, instruments and agreements contemplated in Paragraphs 8 and 9 below, the Parties agree that, upon the request of any Party, each of them will from time to time after the Closing Date execute, acknowledge and deliver or cause to be so done, at their expense, any and all such further documents and instruments as may be reasonably required for carrying out the purposes of this Agreement. Simultaneously with such delivery and Closing, all steps shall be taken as may be reasonably required to put

Corporation in actual possession and operating control of the Transferred Technology.

5.   REPRESENTATIONS AND WARRANTIES OF AMGEN

     To induce Kirin to enter into this Agreement, Amgen represents and warrants to Kirin as of the date hereof as follows:

     5.01   Good Standing
            -------------

            Amgen is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to: (i) own its assets to be conveyed in connection with this Agreement; (ii) lawfully carry on its business as now being conducted; and (iii) to make, execute, deliver and perform this Agreement and all contracts -and documents to be executed in connection herewith.

     5.02   Authorization
            -------------

            This Agreement has been duly authorized and, prior to the Closing Date, will be approved by all necessary corporate action of Amgen and will be a valid and legally binding obligation of Amgen in accordance with its terms.

     5.03   No Breach
            ---------

            Neither execution or delivery of this Agreement, the contracts and instruments to be executed in connection herewith, nor its performance by Amgen will conflict with, violate or result in a breach of any term, condition or provision of, nor constitute a material default under, or result in the acceleration of any material obligation under, or permit the termination of any indenture, material contract or other material agreement to which Amgen is a party or by which Amgen or its properties is subject or bound; nor will such execution, delivery or performance by Amgen conflict with or violate the provisions of any judgment, decree, order to which Amgen is subject or Amgen's restated Articles of Incorporation or Bylaws, or to the best of its knowledge, any law or regulation.

     5.04   Title
            -----

            Amgen has valid legal title in and to all of the assets to be transferred and/or licensed to Corporation on the Closing Date pursuant to the Amgen Assignment, including but not limited to, the Transferred Technology, the Core Technology, free and clear of all security interests, liens, charges and encumbrances whatsoever, and to the best of Amgen's knowledge, tax or other inchoate liens. Amgen owns and has the right to use the Transferred Technology and Core Technology in existence as of the date hereof and to be in existence as of the Closing Date. To the best of Amgen's knowledge: (i) the Transferred Technology and Core Technology in existence as of the date hereof and to be in existence as of the Closing Date do not conflict with the rights of others; (ii) there are no infringements by third parties of any letters patent or patent applications which are part of the Transferred Technology and Core Technology in exis-tence as of the date hereof and to be in existence as of the Closing Date; and
(iii) Amgen's operations and business as conducted as of and prior to the Closing Date with respect to patent applications which are part of the Transferred Technology and Core Technology in existence as of the date hereof and to be in existence as of the Closing Date do not infringe upon the rights of any person and/or entity not a Party hereto. No right, privilege, permission or license, express or implied, under the Transferred Technology or Core Technology in existence as of the date hereof and to be in existence as of the Closing Date, has been granted or is in force pursuant to which any party, other than Corporation, Kirin or Amgen, may make, have made, use or sell any Transferred Technology or Core Technology in existence as of the date hereof and to be in existence as of the Closing Date. No claims have been asserted by any person relating to the EPO Technology in existence as of the date hereof and to be in existence as of the Closing Date or challenging or questioning the validity or effectiveness of any license or agreement related thereto, and there is no valid basis for any such claim.

     5.05   No Violations
            -------------

            Amgen is not in violation of any applicable ordinance or statute, or, to the best of its knowledge, any law or regulation, with respect to its ownership and operation of the Transferred Technology and Core Technology in existence as of the date hereof and to be in existence as of the Closing Date, nor has it received any notices or citations from any public or quasi-public authority in respect thereto, including but not limited to, the Food and Drug Administration.

     5.06   No Litigation
            -------------

            Amgen is not a party to any pending or threatened suit, action or legal, administrative, arbitration or other proceeding which might materially and adversely affect the business of Corporation, the Transferred Technology or the Core Technology, in existence as of the date hereof or to be in existence as of the Closing Date, or the transactions contemplated by this Agreement, nor does Amgen know of any facts which are likely with the passage of time to give rise to such a suit, action or proceeding.

     5.07   Representations and Warranties
            ------------------------------

            No representation or warranty of Amgen, nor any exhibit, document, statement, certificate or schedule furnished to Kirin pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary to make statements or facts contained therein not misleading. The representations and warranties of Amgen set forth in this Agreement and in any exhibit, document, statement, certificate or schedule furnished or to be furnished pursuant hereto shall be true on and as of the Closing Date as though such representations and warranties were made on and as of Closing Date.

6.   REPRESENTATIONS AND WARRANTIES OF KIRIN
     ---------------------------------------

     To induce Amgen to enter into and perform this Agreement, Kirin represents and warrants to Amgen as of the date hereof as follows:

     6.01   Good Standing
            -------------

            Kirin is a corporation duly organized and validly existing and in good standing under the laws of the country of Japan and has all requisite power and authority to lawfully carry on its business as now being conducted and to make, execute, deliver and perform this Agreement and all instruments and documents to be executed in connection herewith.

     6.02   Authorization
            -------------

            This Agreement has been duly authorized and, prior to the Closing Date will be approved by all necessary corporate action of Kirin and will be a valid and legally binding obligation of Kirin in accordance with its terms.

     6.03   No Breach
            ---------

            Neither execution or delivery of this Agreement, the contracts and instruments to be executed in connection herewith, nor its performance by Kirin will conflict with, violate or result in a breach of any term, condition or provision of, nor constitute a material default under, or result in the acceleration of any material obligation under, or permit the termination of any indenture, material contract or other material agreement to which Kirin is a party or by which Kirin or its properties is subject or bound; nor will such execution, delivery or performance by Kirin conflict with or violate the provisions of any judgment, decree, order to which Kirin is subject or Kirin's Bylaws, or to the best of its knowledge, any law or regulation.

     6.04   No Violations
            -------------

            Kirin is not in violation of any applicable ordinance or statute, or to the best of its knowledge, any law or regulation, nor has it received any notices or citations from any public or quasi-public authority in respect thereto.

     6.05   No Litigation
            -------------

            Kirin is not a party to any pending or threatened suit, action or legal, administrative, arbitration or other proceeding which might materially and adversely affect the transactions contemplated by this Agreement, nor does Kirin know of any facts which are likely with the passage of time to give rise to such a suit, action or proceeding.

     6.06   Representations and Warranties
            ------------------------------

            No representation or warranty of Kirin, nor any exhibit, document, statement, certificate or schedule furnished or to be furnished to Amgen pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make statements or facts contained therein not misleading. The representations and warranties of Kirin set forth in this Agreement and in any exhibit, document, statement, certificate or schedule furnished or to be furnished pursuant hereto shall be true on and as of the Closing Date as though such representations and warranties were made on and as of Closing Date.

7.   [INTENTIONALLY OMITTED]
      ---------------------

8.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF KIRIN
     ------------------------------------------------

     All of the obligations of Kirin under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions:

     8.01   No Misrepresentations

            Kirin shall not have discovered any material error, misstatement or omission in the representations and warranties made by Amgen in Paragraph 5 above.

     8.02   Compliance with Agreement

            Amgen shall have performed and complied with all agreements, covenants and conditions required by this Agreement prior to the Closing Date.

     8.03   Delivery

            Kirin shall have had delivered to it each of the following:

            8.03.1 Confirmation in form and substance reasonably satisfactory to Kirin evidencing receipt of Amgen's monetary capital contribution in the amount specified in Paragraph 2.12 above;

            8.03.2 Duly executed counterpart of the Amgen Assignment effective to (i) vest valid legal title to all Transferred Technology in Corporation, and
(ii) license the Core Technology exclusively to Corporation with respect to its direct application to the Field of Activity, together with such other documents and instruments as may be necessary to effectuate the assignments and licensing contemplated by this Agreement;

            8.03.3 Duly executed counterparts of the Bylaws and organizational minutes of Corporation;

            8.03.4 Duly executed, validly authorized and issued, fully paid and non-assessable Class B Common Stock represented by Certificate No. 1, duly issuing twelve million (12,000,000) shares thereof to Kirin;

            8.03.5 Duly executed counterpart of the Development and Supply Agreement;

            8.03.6 Duly executed counterparts of the Kirin/ Kirin-Amgen, Inc. and Amgen/Kirin-Amgen, Inc. Services Agreements which are attached hereto as Exhibits "H" and "I", respectively ("Services Agreements");

            8.03.7 Duly executed counterparts of the Kirin/ Kirin-Amgen, Inc. and Amgen/Kirin-Amgen, Inc. License Agreements which are attached hereto as Exhibits "J" and "K", respectively ("License Agreements"); and

            8.03.8 Opinion of Amgen's counsel (as defined in Paragraph 8.04 below).

            8.04    Opinion of Counsel
                    ------------------

                    Amgen shall have delivered to Kirin an opinion of Cooley, Godward, Castro, Huddleson & Tatum, legal counsel for Amgen, in a form satisfactory to counsel for Kirin, dated as of the Closing Date, to the effect that (i) Amgen is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and Amgen has the corporate power to conduct its business where such business is now conducted and to execute and deliver the Agreement; (ii) the execution, delivery and performance of this Agreement, together with all instruments and documents executed in connection therewith, and the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Amgen; (iii) the Agreement, together with all instruments and documents executed in connection therewith, constitute valid and binding obligations of Amgen, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights; (iv) the execution, delivery and performance by Amgen, together with all instruments and documents executed in connection therewith, and the consummation of the transactions contemplated hereby will not result in any conflict with or material breach or violation by Amgen of, or default by Amgen under, its Articles of Incorporation, Bylaws, or any judgment, decree, order, or indenture, material obligation or agreement, or other material instrument or document of or applicable to them known to such legal counsel; and (v) the Amgen Assignment has been duly authorized, executed and delivered by and on behalf of Amgen and effectively transfers to and vests in Corporation (i) valid legal title to the Transferred Technology, and (ii) a valid license of the Core Technology, free and clear of all claims, liens, encumbrances or security interests of any kind.

            In rendering the foregoing opinion, Cooley, Godward, Castro, Huddleson & Tatum may rely on opinions of other counsel, reasonably acceptable to Kirin, and, as to matters of fact, on searches of public records and certificates of officers and directors of Amgen.

     8.05   No Litigation
            -------------

            No suit, action or proceeding against Amgen shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transaction contemplated hereby.

     8.06   Additional Documents
            --------------------

            Amgen shall have delivered to Kirin such other instruments and documents as may be, in the opinion of counsel for Kirin, reasonably necessary to effectuate the transactions contemplated by this Agreement, and all legal matters in connection with this Agreement and the transactions contemplated hereby shall have been approved by counsel for Kirin.

     8.07   Hart-Scott-Rodino Clearance
            ---------------------------

            The waiting period described in Section 7A of the Clayton Act, 15 U.S.C.ss.18a has expired without adverse action by the Federal Trade Commission ("FTC") or Department of Justice ("DJ") of the United States, or an affirmative response has been received from the FTC or DJ which has the effect of shortening the waiting period.

9.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AMGEN


     All of the obligations of Amgen under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions:

     9.01   No Misrepresentations
            ---------------------

            Amgen shall not have discovered any material error, misstatement or omission in the representations and warranties made by Kirin in Paragraph 6 above.

     9.02   Compliance with Agreement
            -------------------------

            Kirin shall have performed and complied with all agreements, covenants and conditions required by this Agreement prior to the Closing Date.

     9.03   Delivery
            --------

            Amgen shall have had delivered to it each of the following:

            9.03.1 Confirmation in form and substance reasonably satisfactory to Amgen evidencing receipt of Kirin's monetary capital contribution in the amount specified in Paragraph 2.12 above;

            9.03.2 Duly executed counterparts of the Articles, Bylaws and Organizational Minutes of Corporation;

            9.03.3 Duly executed, validly authorized and issued, fully paid and non-assessable Class A Common Stock represented by Certificate No. 1, duly issuing twelve million (12,000,000) shares thereof to Amgen;

            9.03.4 Duly executed counterpart of the Development and Supply Agreement;

            9.03.5  Duly executed counterparts of the Services Agreements;

            9.03.6  Duly executed counterparts of the License Agreements; and

            9.03.7 Opinion of Counsel to Kirin (as defined in Paragraph 9.04 below).

     9.04   Opinion of Counsel
            ------------------

            Kirin shall have delivered to Amgen an opinion of Musick, Peeler & Garrett, legal counsel for Kirin, in a form satisfactory to counsel for Amgen, dated as of the Closing Date, to the effect that (i) Kirin is a corporation duly organized, validly existing and in good standing under the laws of Japan and Kirin has the corporate power to conduct its business where such business is now conducted and to execute and deliver the Agreement; (ii) the execution, delivery and performance of this Agreement, together with all instruments and documents executed in connection therewith, and the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Kirin; (iii) the Agreement, together with all instruments and documents executed in connection therewith, constitute valid and binding obligations of Kirin, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights; and (iv) the execution, delivery and performance by Kirin, together with all instruments and documents executed in connection therewith, and the consummation of the transactions contemplated hereby will not result in any conflict with or material breach or violation by Kirin of, or default by Kirin under, its Articles of Incorporation, Bylaws, or any judgment, decree, order, or indenture, material obligation or agreement, or other material instrument or document of or applicable to them known to such legal counsel.

               In rendering the foregoing opinion, Musick, Peeler & Garrett may rely on opinions of other counsel, reasonably acceptable to Amgen, and, as to matters of fact, on searches of public records and certificates of officers and directors of Kirin.

     9.05   No Litigation
            -------------

            No suit, action or proceeding against Kirin shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transaction contemplated hereby.

     9.06   Additional Documents
            --------------------

            Kirin shall have delivered to Amgen such other instruments and documents as may be, in the opinion of counsel for Amgen; reasonably necessary to effectuate the transactions contemplated by this Agreement, and all legal matters in connection with this Agreement and the transactions contemplated hereby shall have been approved by counsel for Amgen.

10.  SURVIVAL AND INDEMNIFICATION
     ----------------------------

     10.01  Survival of Representations and Warranties
            ------------------------------------------

            The respective representations and warranties of Kirin and of Amgen shall survive the Closing and continue in full force and effect for a period thereafter equal to the earlier of (i) five (5) years following the Closing Date, or (ii) four (4) years after the Conversion Event.

     10.02  Indemnification
            ---------------

            Amgen shall indemnify and hold Kirin, Corporation and their respective directors, officers, employees and agents harm-less from and against any and all claims, liabilities, losses, costs, damages and expenses, including costs of investigation, court costs, reasonable attorneys' fees, to which any of them may become subject arising from or in any manner connected with, directly or indirectly, any material misstatement, error or omission in any representation or warranty of Amgen contained in this Agreement (without effect upon Amgen's liability under the various instruments and documents to be executed in connection herewith). Kirin agrees to indemnify Amgen, Corporation and their respective directors, officers, employees and agents, to the same extent that Kirin is being indemnified pursuant to the immediately preceding section.

     10.03  Mechanism
            ---------

            The Party seeking indemnification hereunder ("Indemnified Party") shall give written notice to the indemnifying party or parties ("Indemnifying Party") of its indemnification claims hereunder, specifying the amount and nature of the claim, and giving the Indemnifying Party the right to contest any such claim represented by counsel of its choice; if any such claim is made hereunder by the Indemnified Party and such claim arises from the claims of a third party against the Indemnified Party and the Indemnifying Party does not elect to undertake the defense thereof by written notice within fifteen (15) days after receipt of the original notice from the Indemnified Party, the Indemnified Party shall be entitled to indemnity pursuant to the terms of this Agreement to the extent of its payment in respect of such claim. To the extent that the Indemnifying Party undertakes the defense of such claim in good faith by proceeding diligently at its expense, and without materially impairing the financial conditions or operations of the Indemnified Party, the Indemnified Party shall be entitled to indemnity hereunder only if, and to the extent that, such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction or is settled with the consent of the Indemnifying Party. The Party defending a third party claim shall have the right to choose its own counsel.

11.  BROKERS
     -------

     Each of the Parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. The Parties hereto each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim, or expense, including reasonable attorneys' fees, incurred by reason of any brokerage, commission, or finder's fee alleged to be payable because of any act, omission, or statement of the Indemnifying Party.

12.  MANAGEMENT
     ----------

     12.01  Board of Directors
            ------------------

            Corporation shall be managed by a Board of Directors consisting initially of six (6) members. Kirin and Amgen shall each have the right to nominate three (3) members of the Board of Directors. In the event of a default in the payment of any additional capital contribution, as described in Paragraph
2.15 above, the authorized number of members of the Board of Directors shall be increased to seven (7) and four (4) of such members shall be nominees of the non-defaulting party. The number of members of the Board of Directors cannot be decreased or otherwise increased without the mutual written consent of Kirin and Amgen. All actions by the Board of Directors shall require the affirmative vote of a majority of the total members of Board of Directors at a meeting at which a quorum is present, except for such actions as to which a higher than majority vote is required pursuant to the provisions of this Agreement, the Articles, the Bylaws or applicable law.

     12.02  Officers
            --------

            Corporation shall have a Chairman of the Board, a President, Vice President - Amgen, Vice President - Kirin, a Secretary, an Assistant Secretary, a Chief Financial Officer and such other officers with such titles and duties as the Board of Directors may determine. Any two or more offices may be held by the same person. The Chairman of the Board, the Vice President - Kirin, the Chief Financial Officer and the Assistant Secretary shall be nominees of Kirin. The President, the Vice President - Amgen and the Secretary shall be nominees of Amgen.

     12.03  Actions Requiring Consent
            -------------------------

            In addition to any other items referred to in this Agreement requiring consent of both of Kirin and Amgen, none of the following actions shall be permitted to be taken by Corporation unless it shall have obtained the consent of both Kirin and Amgen:

            (i) The entry by Corporation into any business outside the Field of Activity;

            (ii)   Any lending or borrowing of money by Corporation;

            (iii) The acquisition, mortgage, pledge, sale, assignment, transfer, or other disposition of any property of Corporation having a fair market value in excess of ONE HUNDRED THOUSAND DOLLARS (US $100,000.00) by Corporation (other than in connection with the sale of products and services in the ordinary course of its business) or of any interest (regardless of value) in the legal or beneficial ownership of any other corporation or enterprise;

            (iv) The adoption of a business plan, annual capital, operating and development plans and budgets, including any material modification thereof pursuant to Paragraph 12.07 below ("Business Documents");

            (v) Any capital expenditure in excess of ONE HUNDRED THOUSAND DOLLARS (US $100,000.00) by Corporation; and

            (vi)   Any material act in material contravention of this Agreement.

     12.04  Accounting and Internal Controls
            --------------------------------

            Kirin and Amgen shall cause the management of Corporation to conduct the business of Corporation at all times in accordance with high standards of business ethics and to maintain Corporation's accounts in accordance with generally accepted accounting principles consistently applied and, specifically, to:

            (i) Maintain full and accurate books, records, and accounts which shall, in reasonable detail, accurately and fairly reflect all transactions of Corporation; and

            (ii) Devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with general or specific authorizations, and (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, all tax returns and to maintain accountability for assets.

     12.05  Financial and Business Information and Tax Returns
            --------------------------------------------------

            Kirin and Amgen shall cause the management of Corporation to:

            (i) Present Business Documents to the Board of Directors and Kirin and Amgen for approval;

            (ii) Make available to all members of the Board of Directors together with Kirin and Amgen on a regular basis, and as reasonably requested, all such information and/or documents as may be required to permit the Board of Directors and/or Kirin and Amgen, as the case may be, to make informed judgments with respect to such Business Documents and all other matters of interest to them;

            (iii) Prior to March 15 of each Corporate Year, provide to Kirin and Amgen regular annual audited financial statements by Corporation's independent certified public accountants which shall include a statement of profits and losses, changes in financial position and a balance sheet for the year then ended, and including such other appropriate financial information reasonably requested by the Parties; and

            (iv) Cause to be prepared all federal, state and local tax returns of Corporation ("Returns").

     12.06  Bank Accounts
            -------------

            All funds of Corporation shall be deposited in the name of Corporation in such bank account or accounts as shall be determined by mutual agreement of Kirin and Amgen. All withdrawals therefrom shall be made upon checks signed on behalf of Corporation by any one officer, except for (i) amounts in excess of FIVE THOUSAND DOLLARS (US $5,000.00), and (ii) any payments to be made to Kirin and/or Amgen, in which case all such checks shall require the signature of one (1) Kirin officer and one (1) Amgen officer. The Parties hereto shall not make deposits in or issue any checks against the Corporation bank account(s) without full, proper and complete supporting records.

     12.07  Independent Enterprise
            ----------------------

            Kirin and Amgen agree to cause Corporation at all times to be conducted as an independent enterprise for profit. Except as otherwise provided herein, all commercial transactions between Corporation and Kirin and/or Amgen (or their affiliates) shall be conducted on an arm's-length basis with neither granting to the other terms or conditions more favorable than would be accorded non-related third-parties, except as Kirin and Amgen may otherwise mutually agree prior to such transaction.

     12.08  Compensation of Officers and Directors
            --------------------------------------

            The officers and directors of Corporation will serve in their respective positions for no compensation or remuneration whatsoever.

     12.09  Fiduciary Duty
            --------------

            Kirin, Amgen, the officers and members of the Board of Directors of Corporation shall all have the fiduciary responsibility for the safekeeping and use of all funds and assets (including records) of Corporation, whether or not in immediate possession or control, for the exclusive benefit of Corporation and its shareholders.

     12.10  Other Activities
            ----------------

            Kirin and Amgen may engage in or possess an interest in other business ventures of any nature or description, independently or with others, whether presently existing or hereafter created, other than for the purpose of development, manufacture, production and sale of EPO Products.

     12.11  Non-Competition
            ---------------

            Kirin and Amgen agree that, except as specifically authorized by the respective License Agreements, they shall not, directly or indirectly, nor shall they permit any of their respective subsidiaries or affiliates, as applicable, to engage in any business of a substantially similar nature to the business of Corporation in the Field of Activity for a period of twenty (20) years from and after the Closing Date, anywhere throughout the world, it being acknowledged that the business of Corporation shall be worldwide.

13.  BUSINESS MATTERS
     ----------------

     13.01  License Agreements
            ------------------

            As more fully set forth in those certain License Agreements, Kirin and Amgen agree that:

            (i) Kirin will have an exclusive right to manufacture and sell EPO Products in the Field of Activity in the territory composed of the country of Japan ("Kirin Territory") pursuant to the Kirin License Agreement and in no other territory without the prior written consent of Amgen and Corporation.

            (ii) Amgen will have an exclusive right to manufacture and sell EPO Products in the Field of Activity in the territory composed of the fifty
(50) states of the United States of America, including the District of Columbia and U.S. territories and possessions ("Amgen Territory") pursuant to the Amgen License Agreement and in no other territory without the prior written consent of Kirin and Corporation.

            (iii) The Parties agree that Corporation may license one (1) other entity in addition to Kirin and Amgen for the manufacture of EPO Products in the Field of Activity outside of the Amgen Territory and Kirin Territory and may license other entities in addition to Kirin and Amgen for the marketing of EPO Products in the Field of Activity outside of the Amgen Territory and Kirin Territory (that area of the world outside of the Amgen Territory and Kirin Territory is herein referred to as

"Corporation Territory"); provided, however, that the Parties may mutually agree to amend this Agreement and the appropriate License Agreement at any time to permit Kirin and/or Amgen to manufacture and sell EPO Products in the Field of Activity in parts of Corporation Territory. The rights of Corporation to grant further licenses as set forth above shall not be diminished thereafter with respect to the remainder of Corporation Territory.

     13.02  Development Program
            -------------------

            As more fully set forth in the Development and Supply Agreement, Kirin and Amgen agree to conduct on behalf of Corporation, on an accelerated and coordinated basis, development, toxicology, dosage studies, pre-clinical studies, clinical trials and/or product registration for the purpose of securing all approvals (governmental or otherwise) necessary for Kirin and Amgen to engage in the Field of Activity and manufacture and sell EPO Products in their respective territories. Corporation will retain responsibility for (and with the consent of both Kirin and Amgen may enter into agreements similar to those contemplated hereunder) the conduct of toxicology, dosage studies, pre-clinical studies, clinical trials and product registration for the purpose of securing all approvals (governmental or otherwise) necessary for Corporation to engage in the Field of Activity and manufacture and sell EPO Products in the Corporation Territory.

     13.03  Services Agreements
            -------------------

            As more fully set forth in those certain Service Agreements, Kirin and Amgen agree that each will provide certain services to Corporation in order to promote the business of Corporation in the Field of Activity.

14.  RESTRICTIONS ON SHARES
     ----------------------

     14.01  Overall Restrictions
            --------------------

            Corporation will be owned on the Closing Date by two (2) entities which have the compatability and financial stability which are major elements contributing toward the prospect of the future success of Corporation. Except in accordance with the terms of this Agreement, neither Kirin nor Amgen shall sell, transfer, assign, pledge, hypothecate or in any other way dispose of or encumber, voluntarily or involuntarily, by bankruptcy, operation of law or otherwise (any such event is referred to as a "Transfer") any of its shares or any right or interest therein without the prior written consent of the other ("Nontransferring Shareholder"). Unless such prior written consent is given, the proposed transfer may not take place, and any attempted Transfer in derogation hereof shall be deemed null and void. If for any reason any clause or provision of this Paragraph 14.01 should be held unenforceable, invalid or in violation of law by any court or tribunal, then the Nontransferring Shareholder shall have the right, exercisable in writing within ninety (90) days of the date of final determination of invalidity or unenforceability, to purchase all of the shares of the transferring shareholder pursuant to the terms of Paragraph 14.03 below which such transferring shareholder purported to Transfer.

     14.02  Additional Restrictions
            -----------------------

            Upon the occurrence of any of the following events with respect to Kirin or Amgen ("Occurrence Shareholder") (wherein there is not a continuity of proprietary interest of the Shareholders of Kirin or Amgen who owned shares of Kirin or Amgen, as the case may be, prior to the occurrence of such an event):
(i) any transfer of substantially all of its assets, (ii) any transfer of more than fifty percent (50%) of the duly issued and outstanding stock, (iii) a liquidation, dissolution, merger, consolidation or reorganization, or (iv) any insolvency or bankruptcy proceeding, the Party which is not involved with such an occurrence, shall have the right, exercisable in writing within sixty (60) days after the later of (a) receipt of written notice of such occurrence, or (b) the conclusion of the appraisal contemplated in Paragraph 14.03 below, to purchase all of the shareholding interest in Corporation which is held directly or indirectly by the Occurrence Shareholder pursuant to the terms of Paragraph
14.03 below. The Occurrence Shareholder shall notify the other Party in writing of any occurrence described above in this Paragraph 14.02 at the very earliest time practicable.

     14.03  Purchase Price and Payment Date
            -------------------------------

            For purposes of Paragraphs 14.01 and 14.02 above, the purchase price to be paid for each share of the Transferring or Occurrence Shareholder shall be computed as follows:

            (i) Prior to the occurrence of the Conversion Event, the purchase price shall be the price originally paid to Corporation for such shares upon initial issuance, i.e., ONE DOLLAR (US $1.00) per share, less an amount equal to
                  ----
the pro rata (based upon the percentage relationship of one share to the total number of shares outstanding to date) portion of the expenses paid by Corporation through the end of the calendar quarter immediately preceding the subject purchase.

            (ii) After the occurrence of the Conversion Event, and within sixty (60) days after the occurrence of an event described in Paragraphs 14.01 or 14.02 above, Kirin and Amgen either (a) shall jointly appoint an investment banking firm, or (b) failing this joint action, each separately shall designate an investment banking firm and, within thirty (30) days after their appointment, the designated investment banking firms shall designate an investment banking firm which shall make the final determination of value ("Neutral Investment Banker"). The failure by either Kirin or Amgen to appoint an investment banking firm within the time allowed shall be deemed equivalent to appointing the other Party's investment banking firm as the Neutral Investment Banker. Within sixty
(60) days after the
appointment of the Neutral Investment Banker, the Neutral Investment Banker shall render its appraisal of the fair market value of shares being purchased, which appraisal shall be binding and conclusive. Corporation shall bear all appraisal expenses.

            (iii) The payment date of the purchase price pursuant to this Paragraph 14 shall not be later than sixty (60) days after the sixty (60) day period set forth in Paragraph 14.02 above.

     14.04  Delivery of Shares
            ------------------

            Any purchase of shares pursuant to this Agreement shall take place on the payment date thereof. The certificates representing all of the shares so purchased shall be duly endorsed and delivered to the purchaser(s) thereof on the payment date.

15.  ADDITIONAL SHARES
     -----------------

     In the event Kirin and/or Amgen acquire any additional shares of Corporation, then any and all such shares shall be subject to the terms and provisions of this Agreement.

16.  ENDORSEMENT OF CERTIFICATES
     ---------------------------

     Upon the execution of this Agreement, the certificates of stock subject hereto shall be endorsed to read as follows:

     "Any sale, assignment, transfer, pledge, bequest or other disposition of the shares of stock represented by this Certificate is restricted by and subject to the terms and provisions of a Shareholders' Agreement dated May 11, 1984 by and among this Corporation, Kirin and Amgen, a copy of which Agreement is on file in the principal office of this Corporation, which Agreement may from time to time hereafter be amended. The shares of stock evidenced by this Certificate have not been registered with the Securities and Exchange Commission, but have been issued pursuant to the private offering exemption under the Securities Act of 1933, as amended." All certificates of stock hereafter issued to or transferred to Kirin and Amgen shall bear the same endorsement.

17.  [INTENTIONALLY OMITTED]

18.  COSTS AND EXPENSES
     ------------------

     Kirin and Amgen shall each bear and pay for their respective costs and expenses regarding the negotiation and preparation of this Agreement and all documents, instruments and agreements related thereto. The actual out-of-pocket cost to form Corporation shall be reimbursed by Corporation to Musick, Peeler &

Garrett promptly after the Closing Date. Costs and expenses incurred by Corporation after the Closing Date shall be paid by Corporation.

19.  EXPORT CONTROL LAWS
     -------------------

     19.01  Export Law Compliance
            ---------------------

            The Parties hereby agree that any Technical Data (as that term is defined in Section 379.1 of the U.S. Export Administration Regulations) exported from the United States pursuant to this Agreement and any other related agreements, and any direct product thereof, shall not be shipped, either directly or indirectly, to Afghanistan or any Group P, Q, S, W, Y or Z Countries (as specified in Supplement No. 1 to Part 370 of the Export Administration Regulations), unless (i) separate specific authorization to reexport such Technical Data or such direct products is provided by the U.S. Office of Export Administration or (ii) such specific authorization is not required pursuant to
Part 379.8 of the U.S. Export Administration Regulations. The Parties further agree that the export and reexport of commodities pursuant to this Agreement and any other related agreements shall be subject to the licensing requirements of the U.S. Export Regulations.

     19.02  Specific Authorization
            ----------------------

            In the event that a specific authorization of, or a validated license from, a government other than that of the exporting party is required, Kirin and Amgen each agree that the Party, including (if applicable) Corporation, within the jurisdiction of such other government shall, upon the request of the Party proposing to make the export, use its best efforts to obtain, as expeditiously as applicable, the requisite authorization or license.

20.  DISTRIBUTIONS OF CASH
     ---------------------

            Subject to the terms of Paragraph 21 below, and upon the mutual consent of Kirin and Amgen, distributions (as defined in Section 166 of the California Corporate Securities Act of 1968, as amended) of cash shall be made to Kirin and Amgen in accordance with their respective aggregate capital contributions.

21.  DISSOLUTION/LIQUIDATION
     -----------------------

     21.01  Events of Dissolution
            ---------------------

            (i) Corporation shall be dissolved upon the mutual written consent of Kirin and Amgen. (ii) Kirin shall have the unilateral right to cause Corporation to be dissolved if the Conversion Event does not take place on or before December 31, 1985. (iii) Corporation may be dissolved for federal and California income tax purposes, but preserved in nominal form for California state law purposes, by either Kirin or Amgen upon the bankruptcy, receivership or insolvency of the other Party or Corporation, or upon the material breach of this Agreement by the other Party.

     21.02  Final Accounting and Tax Returns
            --------------------------------

            Upon the dissolution of Corporation, a complete and accurate accounting shall be made by Corporation's independent certified public accountants from the date of the last previous accounting to the date of dissolution and all required tax returns shall be timely filed in connection therewith.

     21.03  Liquidation
            -----------

            Upon the dissolution of Corporation, Kirin and Amgen shall each appoint three (3) individuals who shall jointly act as liquidator to wind up Corporation (collectively "Liquidator"). The Liquidator shall have full power and authority to take full account of Corporation's assets and liabilities and to wind up and liquidate the affairs of Corporation in an orderly and business-like manner as is consistent with obtaining the fair value thereof upon dissolution. Corporation shall engage in no further business thereafter other than as necessary to operate on an interim basis, collect its receivables, pay its liabilities and liquidate its assets. All proceeds from liquidation shall be distributed in the following order of priority: (i) first, to the payment of all creditors of Corporation and the expenses of liquidation; (ii) second, to the establishing of a reserve which the Liquidator deems reasonably necessary for any contingent, known or unforeseen liabilities or obligations of Corporation; and (iii) third, the balance:

            (a) If prior to the occurrence of the Conversion Event, first to Kirin an amount of cash equal to the original price paid to Corporation for its shares upon initial issuance, i.e., ONE DOLLAR (US $1.00) per share, plus three-fourths (3/4ths) of the aggregate interest income earned by Corporation from the Closing Date to the date of such liquidation distribution. Kirin and Amgen agree that Corporation shall not spend more than FOUR MILLION DOLLARS (US $4,000,000.00) prior to the occurrence of the Conversion Event, unless otherwise mutually agreed to in writing.

            (b) If after the occurrence of the Conversion Event, Corporation's net assets shall be valued in accordance with the appraisal mechanism set forth in Paragraph 14.03(ii) above. Thereafter, the net assets of Corporation shall be divided between Kirin and Amgen in approximately equal value at the direction of the Neutral Investment Banker.

     21.04  Cancellation of Certificates
            ----------------------------

            Upon the completion of the distributions in liquidation of Corporation as provided in this Paragraph 21, Liquidator shall cause the cancellation of all share certificates and shall take such other actions as may be appropriate to finally dissolve and liquidate Corporation.

22.  MISCELLANEOUS PROVISIONS
     ------------------------

     22.01  Notices
            -------

            All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

     "Kirin"             Kirin Brewery Company, Limited
                         26-1, Jingumae 6-Chome
                         Shibuya-Ko, Tokyo 150
                         Japan
                         Telex No. 242-5401 Kirin B J
                         Attn: General Manager of R&D Department
     With a copy to:     Musick, Peeler & Garrett
                         One Wilshire Boulevard
                         Suite 2000
                         Los Angeles, CA 90017
                         U.S.A.
                         Telex No. 701357 (MPG LAW UD)
                         Attn:  Joel S. Marcus, Esq.
     "Amgen"             Amgen
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn: Corporate Secretary

     With a copy to:          Cooley, Godward, Castro,
                                Huddleson & Tatum
                         One Maritime Plaza, 20th Floor
                         San Francisco, CA 94111
                         U.S.A.
                         Telex No. 910-372-7370 Cooley SFO
                         Attn: Alan C. Mendelson, Esq.
     "Corporation"       Kirin-Amgen, Inc.
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn: Corporate Secretary
     With a copy to:     Musick, Peeler & Garrett
                         One Wilshire Boulevard
                         Suite 2000
                         Los Angeles, CA 90017
                         U.S.A.
                         Telex No. 701357 (MPG LAW UD)
                         Attn: Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 22.01.

     22.02  Publicity and Disclosure
            ------------------------

            All notices to third parties and all other publicity concerning the transactions contemplated by this agreement shall be jointly planned and coordinated by and between the Parties hereto.

     22.03  Entire Agreement; Amendment
            ---------------------------

            This Agreement (together with all Exhibits attached hereto and all documents and instruments delivered in connection herewith) constitutes the full and complete agreement and understanding between the Parties hereto and shall supersede any and all prior written and oral agreements concerning the subject matter contained herein. This Agreement may not be modified, amended nor may any provision hereof be waived without a written instrument executed by Kirin, Amgen and Corporation.

     22.04  Waiver
            ------

            No failure or delay by any Party to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy or of any such breach or preclude such Party from exercising any such right, power or remedy at any later time or times.

     22.05  Enforcement
            -----------

            The shares of stock of Corporation are unique and cannot be readily purchased or sold in the open market. For this reason, among others, the Parties hereto will be irreparably damaged in the event that this Agreement is not deemed to be specifically enforceable, and the Parties hereby agree that this Agreement shall be specifically enforceable. Such remedy shall be cumulative and not exclusive and shall be in addition to any other remedy which the Parties may have.

     22.06  Remedies
            --------

            No right, power or remedy herein conferred upon or reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent, and shall be in addition to every other right, power or remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

     22.07  Headings
            --------

            Headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.

     22.08  Effectiveness
            -------------

            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provision in any other jurisdiction.

     22.09  Attorneys' Fees and Costs
            -------------------------

            In the event of any action at law or in equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover his costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover his costs shall not recover attorneys' fees.

     22.10  Governing Law
            -------------

            This Agreement shall be construed in accordance with the internal laws, and not the law of conflicts, of the State of California applicable to agreements made and to be performed in such state.

     22.11  Binding Effect
            --------------

            This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns.

     22.12  Exhibits
            --------

            All exhibits attached hereto and referred to herein are hereby incorporated herein as though fully set forth at length.

     22.13  Number and Gender
            -----------------

               Words in the singular shall include the plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

     22.14  Counterparts
            ------------

               This Agreement may be executed in one or more counterparts by the Parties hereto. All counterparts shall be construed together and shall constitute one agreement.

     22.15  Agreement to Perform Necessary Acts
            -----------------------------------

               Each Party agrees to perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement and to carry out the business purpose of Corporation.

     22.16  Validity
            --------
               If for any reason any clause or provision of this Agreement, or the application of any such clause or provision in a particular context or to a particular situation, circumstance or person, should be held unenforceable, invalid or in violation of law by any court or other tribunal, then the application of such clause or provision in contexts or to situations, circumstances or persons other than that in or to which it is held unenforceable, invalid or in violation of law shall not be affected thereby, and the remaining clauses and provisions hereof shall nevertheless remain in full force and effect.

     22.17  Representations
            ---------------

            Each of the Parties hereto acknowledges and agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of his or its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

     22.18  Force Majeure
            -------------

               Any Party shall be excused for failures and delays in performance of its respective obligations under this Agreement caused by war, riots or insurrections, laws and regulations (including, without limitation, imposition of export restrictions or controls), strikes, floods, fires, explosions or other catastrophes beyond the control and without the fault of such Party. This provision shall not, however, release such Party from using its best efforts to avoid or remove such cause and such Party shall continue performance hereunder with the utmost dispatch whenever such causes are removed. Upon claiming any such excuse or delay for non-performance, such Party shall give prompt written notice thereof to the other Party.

     22.19  Expansion of Business
            ---------------------

            The Parties contemplate that there may be additional opportunities for mutual development of other products or areas of interest by Corporation. At any time either Amgen or Kirin may suggest that such other opportunities be further discussed.


      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding upon them.

                                               KIRIN BREWERY COMPANY, LIMITED, a
                                               Japanese corporation


                                               By /s/ Shinkichi Kubo
                                                      Shinkichi Kubo
                                                       Its Managing Director


                                               AMGEN, a California corporation


                                               By /s/ George B. Rathmann
                                                      George B. Rathmann
                                                       Its President


                                               KIRIN-AMGEN, INC., a California
                                               corporation


                                               By
                                                   Its

                           EXHIBIT SCHEDULE
                           ----------------
EXHIBIT    DESCRIPTION                                                 PARAGRAPH

   A       Transferred Technology........................                 1.05

   B       Assignment and License Agreement..............                 1.05

   C       Development and
             Supply Agreement............................                 1.09

   D       Articles of Incorporation.....................                 2.04

   E       Bylaws of Corporation.........................                 2.05

   F       Legal Conflicts Letter........................                 2.09

   G       Arthur Young and Company

           Engagement Letter.............................                 2.10

   H       Kirin/Kirin-Amgen, Inc

             Services Agreement..........................                 8.03.6

   I       Amgen/Kirin-Amgen, Inc

             Services Agreement..........................                 8.03.6

   J       Kirin/Kirin-Amgen, Inc

             License Agreement...........................                 8.03.7

   K   --  Amgen/Kirin-Amgen, Inc

             License Agreement...........................                 8.03.8

                             TRANSFERRED TECHNOLOGY
                             ----------------------

                  The Transferred Technology is embodied in at least the following documents:

                     (1) The ASSIGNMENT relating to U.S. Patent
     Application Ser. No. 561.024, filed December 13, 1983, entitled "Recombinant Methods and Materials Applied to Microbial Expression of Erythropoietin", recorded in the Patent and Trademark Office on Reel 4217, Frame 916. [And related know-how]



                     (2) The ASSIGNMENT relating to U.S. Patent
     Application Ser. No. 463.724, filed February 4, 1983, entitled "ATCC HB8209 and Its Monoclonal Antibody to Erythropoietin", recorded in the Patent and Trademark office on Reel 4110, Frame 763. [And related know-how]






                              [Full Description]



                                  EXHIBIT "A"

                       ASSIGNMENT AND LICENSE AGREEMENT
                       --------------------------------

                  THIS ASSIGNMENT AND LICENSE AGREEMENT ("Agreement") is made
this       day of      , 1984, by and between AMGEN, a California corporation
("Amgen"), in favor and for the benefit of, and with KIRIN-AMGEN, INC., a California corporation ("Company") pursuant to to terms and conditions of that certain Shareholders' Agreement, dated May 11, 1984, by and among Amgen, Company and Kirin Brewery Company, Ltd., a Japanese corporation ("Shareholders' Agreement").


                                   RECITALS
                                   --------

                  WHEREAS, Amgen, Kirin and the Company have entered into the Shareholders' Agreement with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement);

                  WHEREAS, in connection with the formation of the Company and the issuance of certain Common Stock of the Company to Amgen under Section 351 of the Internal Revenue Code of 1954, as amended, Amgen is willing to transfer certain technology (the "Transferred Technology", as hereinafter defined) to the Company and license certain other technology (the "Core Technology", as


                                  EXHIBIT "B"
hereinafter defined) to the Company for use in the Field of Activity, as hereinafter defined, all in accordance with the Shareholders' Agreement;

                  NOW, THEREFORE, in partial consideration (along with cash payable by Amgen to the Company) of the sale and issuance to Amgen of twelve million (12,000,000) shares of Common Stock of the Company pursuant to the Shareholders' Agreement, Amgen and the Company hereby agree as follows:


                                   ARTICLE I
                                   ---------

                      TRANSFER AND LICENSE OF TECHNOLOGY
                      ----------------------------------

          1.01 Assignment of Transferred Technology. Amgen hereby transfers and
               ------------------------------------
assigns to the Company, perpetually and irrevocably, all of its right, title and interest in and to the Transferred Technology, as more specifically set forth in Schedule A attached hereto, and agrees to execute all documents necessary to effectuate such transfer and assignment to the Company, including but not limited to an assignment of patents and intangibles to be recorded with the United States Patent and Trademark Office. -

          1.02 License of Core Technology. Amgen hereby grants to the Company a
               --------------------------
royalty-free, exclusive right and licence throughout the world under all Core Technology, as further defined below, solely with respect to its direct application to the Field of Activity.

          1.03 Right to Sublicense the Core Technology. Amgen also hereby grants
               ---------------------------------------
to the Company royalty-free the right to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 1.02 only,
(a) to Kirin under that certain License Agreement between the Company and Kirin, dated of even date herewith, (b) to any subsidiary of the Company, (c) to a single manufacturer of EPO in addition to Kirin and Amgen for the account of the Company outside of the Amgen Territory and Kirin Territory, and (d) to licensees of the Company under patents, know-how or materials owned by the Company to the extent such licensees require any such sublicense in order to practice the patents or know-how or to use the materials that are the subject of the license from the Company, provided, however, that no sublicense shall be granted under clause (d) hereof without the prior written consent (not to be unreasonably withheld) of Amgen. Any sublicensees of the Company shall undertake in writing to be bound by the provisions of Sections 3.01 and 3.02 hereof to the same extent the Company is bound. The Company shall notify Amgen of the identity of each sublicensee to whom a sublicense is granted and provide Amgen a true and correct copy of such sublicense. In the event that the license granted to the Company is terminated at any time, Amgen shall have the option to terminate or to have the Company assign to Amgen, retroactive to such termination, any sublicenses granted hereunder by the Company to any subsidiary of the Company. The Company shall include in all its sublicenses granted hereunder to any subsidiary of the Company provisions for such termination and assignment.

          1.04  Limitations. No right or license is granted to the Company
                -----------
hereunder except as expressly specified in Sections 1.01, 1.02 and 1.03 hereof.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

          2.01  Incorporation by Reference. The definitions of terms contained
                --------------------------
in the Shareholders' Agreement are hereby incorporated by reference.

                                  ARTICLE III
                                  -----------

                         DISCLOSURE OF CORE TECHNOLOGY
                         -----------------------------

          3.01  Limitation on Usage. Except as expressly authorized by this
                -------------------
Agreement or by other written consent of Amgen, for the term of this Agreement and thereafter, the Company shall not deliver, transmit or provide to any person other than to a sublicensee under a license granted in accord in Section 1.03, and shall not use, any of the Core Technology owned by Amgen, or authorize, cause or aid anyone else to do so. Except as provided in Section 1.03 above, nothing in this Agreement shall be deemed to give the Company any right or license to use or to replicate or reproduce any of the Core Technology owned by Amgen, or to authorize, aid, or cause others so to do.

          3.02  Survival. The obligation of confidentiality imposed by the
                --------
foregoing Section 3.01 shall survive termination of this Agreement for any reason whatsoever.

                                  ARTICLE IV
                                  ----------

                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                ----------------------------------------------

          4.01  Enforcement. Amgen shall have the right to bring, defend and
                -----------
maintain, and the Company shall have the right, but not the obligation, to join in, any appropriate suit or action involving infringement of any patents or copyrights, misappropriation of any trade secrets or interference with any Core Technology licensed to the Company in the Field of Activity pursuant to this Agreement. If Amgen declines to enforce any patent, trade secret or other right, then in such event, the Company and Kirin shall each have the right, but not the obligation to bring any such action.

                                  ARTICLE V
                                  ---------

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------

          5.01  Applications. Amgen shall have the obligation of prosecuting and
                ------------
maintaining in force patent applications or patents and copyright registrations or copyrights, if any, of the Core Technology, and any costs thereby incurred shall be borne by Amgen.


                                  ARTICLE VI
                                  ----------

                         DISCLAIMER OF INDEMNIFICATION
                         -----------------------------

          6.01  Disclaimer of Warranties. AMGEN EXPRESSLY DISCLAIMS ALL
                ------------------------
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TRANSFERRED TECHNOLOGY AND LICENSED TECHNOLOGY TO BE FURNISHED BY AMGEN TO THE COMPANY HEREUNDER.


                                  ARTICLE VII
                                  -----------

                             TERM AND TERMINATION
                             --------------------

          7.01  Term. This Agreement (including the license and rights granted
                ----
under Sections 1.02 and 1.03 hereof) shall come into effect as of the date hereof and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company, or (b) termination pursuant to Section 7.02.

          7.02  Default. In the event that the Company or Amgen (the "Defaulting
                -------
Party") shall (a) default in a material obligation hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice from the non-breaching party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankrupt, (c) go or be placed in a process of complete liquidation other than for an amalgamation or reconstruction, or (d) suffer the appointment of a receiver for any any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, the non-breaching party, at its option, may terminate its obligations to and the rights of the Defaulting Party under the license to the Licensed Technology granted under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

          7.03  Continuing Obligations. Notwithstanding the termination of a
                ----------------------
party's obligations to or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Section 7.01 or 7.02, the provisions of Sections 3.01 and 3.02, this Section 7.03 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, the Company shall immediately return to Amgen (to the extent such return is technically feasible) all materials relating to the Core Technology in the possession of the Company or its subsidiaries, or of which the Company shall have the right to regain possession or, at the sole election of Amgen, shall destroy such material (to the extent technically feasible).


                                 ARTICLE VIII
                                 ------------

                   CONSISTENCY WITH SHAREHOLDERS' AGREEMENT
                   ----------------------------------------

          8.01  Shareholders' Agreement. This assignment of the Transferred
                -----------------------
Technology and license of the Licensed Technology is granted pursuant to the Shareholders' Agreement and shall be governed by the provisions thereof to the extent applicable.


                                  ARTICLE IX
                                  ----------

                            CONSENTS AND APPROVALS
                            ----------------------

          9.01  Best Efforts. The parties hereto shall use their best efforts to
                ------------
obtain as soon as practicable any and all consents, approvals,-orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                   ARTICLE X
                                   ---------

                                    NOTICE
                                    ------

          10.01  Company Notice. All materials to the Company under this
                 --------------
Agreement shall be in writing and sent to:

                       Kirin-Amgen, Inc.
                       1900 Oak Terrace Lane
                       Thousand Oaks, CA 91320
                       Attn: Corporate Secretary

     With a copy to:   Musick, Peeler & Garrett
                       One Wilshire Boulevard, Suite 2000
                       Los Angeles, CA 90017
                       Attn: Joel S. Marcus, Esq.

          10.02 Amgen Notice. All notices to Amgen under this Agreement shall be in writing and sent to:

                       Amgen
                       1900 Oak Terrace Lane
                       Thousand Oaks, CA 91320
                       Attn: Corporate Secretary

     With a copy to:   Alan C. Mendelson, Esq.
                       Cooley, Godward, Castro,
                       Huddleson & Tatum
                       5 Palo Alto Square
                       Suite 400
                       Palo Alto, CA 94306

          10.03 Changes. The addresses given above may be changed by notice as specified above.

          10.04  Notice Deemed Given. Notices required or permitted hereunder
                 -------------------
and sent as specified above shall be deemed given (a) immediately upon personal delivery, (b) one (1) busi-ness day after notice given by telegram or telex, and (c) ten (10) business days after the date of posting notice, sent by registered or certified mail.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          11.01 Entire Agreement. This Agreement, together with any other
                ----------------
written agreements between the parties hereto, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

          11.02 Headings. Article and section headings in this Agreement are
                --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          11.03 Execution in Counterparts. This Agreement may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

          11.04 Force Majeure. It is agreed that each of the parties hereto is
                -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The party so affected shall give notice to the other party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

          11.05 Applicable Law. This Agreement shall be governed by and
                --------------
construed in accordance with the laws of the State of California.

          11.06 Assignment on Written Consent. This Agreement may not be
                -----------------------------
assigned in whole or in part by Amgen or the Company, except with the prior written consent of the other party.

          11.07 Severability. In the event any one or more of the provisions
                ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and if unreformable, shall be severed and deleted from this Agreement.

          11.08 No Waiver. No failure or delay on the part of either party in
                ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

          11.09  Trademarks and Tradenames. Amgen grants no rights to the
                 -------------------------
Company in any trademarks or tradenames of Amgen or of any of its respective subsidiaries or affiliated companies.

          11.10  Indemnity. The Company hereby (a) releases Amgen from any
                 ---------
obligation to defend, indemnify or save the Company and its agents and employees harmless from and (b) agrees to defend, indemnify and save Amgen harmless from any and all cost, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by the Company or the use by the Company of any Transferred or Licensed Technology furnished pursuant to any provision hereunder.

          11.11  Other Agreements. Any other provision of this Agreement
                 ----------------
notwithstanding, nothing in this Agreement shall obligate Amgen to disclose to the Company any information or to make available to the Company any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

          IN WITNESS WHEREOF, Amgen and the Company have caused this Agreement to be executed by their duly authorized represent-atives in the manner legally binding on them as of the date first above written.

                                   AMGEN, a California corporation


                                   By

                                      Its

                                   KIRIN-AMGEN, INC., a California corporation


                                   By

                                      Its

                            TRANSFERRED TECHNOLOGY








                                 Schedule "A"

                       DEVELOPMENT AND SUPPLY AGREEMENT
                       --------------------------------

          THIS DEVELOPMENT AND SUPPLY AGREEMENT ("Agreement") is made this - day of -, 1984, by and among AMGEN, a California corporation, ("Amgen"), KIRIN BREWERY COMPANY, LTD., a Japanese corporation, ("Kirin"), and KIRIN-AMGEN, INC., a California corporation ("Company").


                                   RECITALS
                                   --------

          WHEREAS, Amgen, Kirin and the Company have entered into that certain Shareholders' Agreement, dated May 11, 1984 ("Shareholders' Agreement"), with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement).


          WHEREAS, Amgen has assigned to the Company, perpetually and irrevocably, certain current proprietary technology possessed by Amgen relating specifically to EPO;

                                  EXHIBIT "C"

          WHEREAS, the Company desires to have Amgen and Kirin conduct further development work with respect to the improvement and commercial development of the EPO Technology, as hereinafter defined, and Amgen and Kirin desire to conduct such development work;

          WHEREAS, Amgen's and Kirin's research and development work within and without the Development Program (as hereinafter defined) may provide certain EPO Technology as hereinafter defined, relating to and useful in the Field of Activity;

          WHEREAS, Amgen, Kirin and the Company wish to provide for a means by which they can jointly utilize the fruits of their activities in the Field of Activity;

          WHEREAS, the work to be conducted hereunder may require materials, including the EPO Organisms (as hereinafter defined), which may be developed or have previously been developed by Amgen, and Amgen is willing to furnish such materials to the Company, the Company is willing to furnish such materials to Kirin, and the Company and Kirin desire to receive such materials.

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, IT IS HEREBY AGREED AS FOLLOWS:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.01 Incorporation by Reference: The definitions of terms contained in
               --------------------------
the Shareholders' Agreement are hereby incorporated by reference.

          1.02 Term of Support. The period beginning on the date of the
               ---------------
Shareholders' Agreement, among Amgen, Kirin and the Company, and ending on the earlier of (a) the date which is ten (10) years from the date of such Shareholders' Agreement, (b) the liquidation of the Company, or (c) the earlier completion of the Development Program as contemplated by Article II hereof.

                                  ARTICLE II

                              DEVELOPMENT PROGRAM
                              -------------------

          2.01 Development Program.
               -------------------

               (a) Amgen and Kirin hereby agree to conduct on behalf of the Company, on an accelerated and coordinated basis, development, toxicology, dosage studies, pre-clinical studies, clinical trials and product registration for the purpose of securing all approvals (governmental or otherwise) necessary for the Parties to engage in the Field of Activity and manufacture and sell EPO in their respective Territories, as defined in the Shareholders' Agreement. During the Term of Support, Amgen and

Kirin shall each make reasonably available to the Company its technical personnel and facilities required to perform such scientific and development projects relating to the Field of Activity as the Company requests and as Amgen and Kirin may agree from time to time. Amgen and Kirin may each have others perform or assist in performing the work under the Development Program; provided, however, that Amgen and Kirin shall cause such other parties to be bound by all the provisions hereof as if they were parties hereto.

               (b) Amgen hereby agrees to use its best efforts to complete, as part of the Development Program, the development of commercial manufacturing scale production of EPO in one Expression System; provided, however, that Amgen may conduct work as part of the Development Program on the development of more than one of such Expression Systems and shall be compensated by the Company for all such work hereunder.

               (c) Compensation for development work to be performed by Amgen shall be paid in accordance with the provisions of-Section 2.03 hereof.

               (d) Notwithstanding the foregoing, no research performed by Amgen in developing the EPO Organisms shall be considered to be part of, or be compensated under, the Development Program pursuant to this Agreement, unless otherwise mutually agreed by Amgen and Kirin.

          2.02 Development Plan. Upon commencement of the Development Program
               ----------------
(no later than thirty (30) days after the date of this Agreement), and no less frequently than quarterly thereafter, the Parties shall meet to formulate a detailed plan for development projects to be performed by Amgen or Kirin, or both, during the course of the Development Program. The plan shall identify the technical problems involved and the general outline of experiments to be carried out, an estimate of the personnel and equipment to be contributed by each of Amgen and Kirin, a detailed budget setting forth the total estimated costs of each required to perform the work and, where possible, the nature of the work to be performed by each. Upon the agreement of Amgen and Kirin to such plan, a copy of the plan agreed to shall be made a part of this Agreement, and the preliminary outline of such plan is attached hereto; provided, that such plan may be modified or amended at any time by mutual agreement of the Parties. If any Party desires, at any time, to modify the development plan with respect to an existing project or to establish a new project to be undertaken by the Parties under the plan, it may notify the other Parties of such desire and the Parties will promptly meet to consider such request in good faith; provided, however, that any such modification or amendment shall be mutually agreed upon. Amgen and Kirin shall diligently conduct the development projects agreed upon and shall use their best efforts to reach the goals of the development projects agreed to. Amgen and Kirin shall each prepare and supply to the Company written progress reports at the end of each three (3) month period. Each Party shall consult with the other Parties from time to time on the progress of the development projects and shall permit any other Party to visit its laboratories to observe the development work, to the extent reasonably required to coordinate and effectively conduct related development work. The Development Program shall initially be conducted with respect to the Field of Activity; provided, however, that the Parties may mutually agree upon additional activities and projects to be carried out in the Development Program.

          2.03 Expenses. The Company shall pay to Amgen and Kirin, respectively,
               --------
a per hour unit amount calculated on the basis oftotal costs incurred by Amgen and Kirin in conducting work under the Development Program plus a reasonable profit not to exceed five percent (5%). The per hour rate shall be determined for all research scientists and associates on an annual basis by mutual agreement of Amgen and Kirin, and such agreed upon rate per man hour shall be utilized by both Amgen and Kirin. For the period commencing on the date hereof and ending December 31, 1984, the per hour rate for such research scientists and associates shall be as set forth in the preliminary outline to be attached hereto pursuant to Section 2.02 hereof. Thereafter, the mutually agreed upon rate for such research scientists and associates of Amgen and Kirin shall be determined for each year commencing January 1, 1985 not later than the 31st day of January of each such year. At the end of each calendar month Amgen and Kirin shall each submit a written statement to the Company setting forth the number of man hours of work performed by such Party during such calendar month. Upon receipt of such statement and after-a reasonable period to allow for review thereof, the Company shall promptly pay Amgen and Kirin an amount equal to the total costs incurred by such Party in conducting the development projects for such month. Amgen and Kirin shall keep correct and complete records containing all information required for deter mination of costs to be paid hereunder for periods of not less than three (3) years and shall permit such books and records to be inspected and audited during reasonable business hours by a certified public accountant selected by the Company, to the extent necessary to verify such report. The Parties hereby acknowledge that any such work under the Development Program to be performed by Amgen and Kirin, respectively, for the Company shall be as independent contractors, and the Company shall not incur any direct obligations for the remuneration or other expenses (and relevant reporting obligations) of any employee of Amgen or Kirin by virtue of such employee's participation in the Development Program.

          2.04 Disclosure of EPO Technology.
               ----------------------------

               (a) For purposes of advancing the Development Program, Amgen and Kirin shall disclose to each other and the Company such of their respective information, including that on inventions, relative to the Field of Activity (whether or not previously assigned or licensed to the Company by any Party hereunder and therefore already included as part of the EPO Technology) and available prior to the undertaking hereunder of the Development Program, as the disclosing Party in its reasonable discretion believes will be useful in furtherance of the Development Program and which it has the right to disclose. To further promote the purposes of the Development Program, each Party shall actively collaborate with the other Parties by disclosing to all other Parties on a regular and periodic basis such technical and other information developed by such Party as may be included in the definition of EPO Technology hereunder and the Company authorizes such disclosure amongst the Parties hereunder without regard to the restrictions on such disclosure which may otherwise be imposed by the License Agreements and this Agreement. In order to further facilitate the effective commercial development, registration, manufacture and marketing of EPO within the Field of Activity, the Parties shall permit representatives of any other Party to inspect its facilities and all technical reports, memoranda and other documents directly relating to the Development Program, and to make copies of any and all such reports, memoranda and other documents; provided, however, that the rights hereunder shall not extend beyond the EPO Technology and shall be limited solely to such information that has been actually used by a Party for the production and further development of EPO. Each of Amgen and Kirin acknowledge that any such technical and other information disclosed hereunder shall be included in the definition of EPO Technology and agree that any such technical and other information so received shall not otherwise be disclosed except as permitted by this Agreement or the aforementioned License Agreements.

               (b) Upon commencement of the Development Program, Amgen agrees to supply Kirin and the Company with sufficient technical information and assistance to (i) assess the progress of its product and process development work during the course of the Development Program, and (ii) instruct and assist Kirin in utilizing its rights in the EPO Technology, and the Parties shall establish mutually agreeable development milestones which shall be reviewed no less frequently than annually during the term of the Development Program. Any technical information supplied by any Party to another hereunder shall remain confidential and shall thereafter be deemed EPO Technology for purposes hereof.

          2.05 Technical Assistance.
               --------------------

               (a) Amgen shall furnish to Kirin at Kirin's request the services of personnel of Amgen or its agents, hereinafter in this Section 2.06 referred to Amgen's "personnel", to give technical assistance and information for the start-up of a manufacturing facility for EPO. Such facility shall be constructed and said EPO shall be manufactured by Kirin with the use of EPO Technology furnished to Kirin hereunder and the use of which is authorized hereunder. It will be Kirin's responsibility to provide Amgen's personnel with suitable working quarters and adequate clerical and other assistance in order to facilitate the performance of their services.

               (b) Such service shall be available to Kirin at reasonable locations and times and for reasonable intervals agreeable to Amgen.

               (c) Amgen shall without charge and in addition to the provisions set forth above, provide training, relating to the subject hereof, at Amgen's plant to personnel of Kirin, at Kirin's request. Such training shall be available to Kirin, at reasonable times, and for reasonable intervals, agreeable to Amgen.

               (d) Promptly after the date of this Agreement, Amgen and Kirin shall each appoint an employee to administer activities and performance under this Section 2.05 and will notify each other of the name, address and telephone number of such employee. All requests for services under this Section 2.05 and arrangements for providing services will be coordinated by such appointed employees.

               (e) Amgen and Kirin shall at all times retain the administrative supervision of their respective personnel.

               (f) Kirin shall pay to Amgen for the work performed pursuant to Sections 2.04 (b) and this Section 2.05, including travel time outside of the Continental United States, at the rate determined in accordance with the provisions of Section 2.03 hereof. Kirin shall also reimburse Amgen for actual expenditures for travel, living and other expenses incurred by Amgen's personnel performing services under Section 2.04 (b) and this Section 2.05(f). Amgen shall render to Kirin invoices for all payments to be made under this Section 2.05, and Kirin shall make payment of all amounts so billed within thirty (30) days after date of invoice. Any information which may be disclosed to personnel of Kirin by Amgen's personnel in the course of their performance under this Section
2.05 shall be deemed to be EPO Technology furnished to Kirin.

               (g) All of Amgen's obligations under this Section 2.05 shall terminate effective with any termination of the rights of Kirin pursuant to
Article VI of this Agreement without affecting any of Amgen's obligations under any other Article.

        2.06   Kirin Technical Assistance. To the extent that Amgen requests and
               --------------------------
Kirin supplies Amgen with technical assistance, Amgen shall pay Kirin in accordance with the provisions of Section 2.05 (f) and any information disclosed to personnel of Amgen by Kirin's personnel hereunder shall be deemed to be EPO Technology furnished to Amgen.



                                  ARTICLE III

                           RECORDS; CONFIDENTIALITY
                           ------------------------

        3.01   Records. Amgen and Kirin shall each keep and maintain complete
               -------
and accurate records of all work done in connection with the Development Program. All such records shall be available to the Company at all reasonable times for examination and copying at the Company's expense.

        3.02   Confidentiality. Except to the extent expressly authorized by
               ---------------
this Agreement and as contemplated by the Shareholders' Agreement or by other prior written consent of the disclosing Party, for the term of this Agreement and thereafter, each receiving Party shall keep completely confidential and shall not public or otherwise disclose to others and shall not use any secret or confidential EPO Technology disclosed or provided to the receiving Party by the disclosing or providing Party; provided, however, that each of Kirin and Amgen shall have the right to use such EPO Technology provided by the other in course of its participation in the Development Program. For the purposes of this Agreement, EPO Technology shall be deemed not secret or confidential to the extent, and only to the extent, that it:

               (a) was known to the receiving Party at the time of its disclosure and not previously subject to any obligation of confidentiality;

               (b) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

               (c) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

               (d) became known to the receiving Party after its disclosure (i) from a source other than the disclosing Party (including from independent development by the receiving Party),

                    (ii) other than from a third party who had an obligation to the disclosing Party not to disclose such information to others, and

                    (iii) other than under an obligation of confidentiality.

Each receiving Party may disclose any EPO Technology to the extent such disclosure is necessary to the receiving Party to comply with laws or regulations, or to make, use or sell under any license under such EPO Technology from the disclosing Party or to sublicense others to do so, provided that the Party intending to make any such disclosure shall give the other Parties reasonable advance notice of such proposed disclosure or delivery, shall use its best efforts to secure confidential treatment of the EPO Technology to be disclosed and shall advise the other parties in writing of the manner in which that was done.

        3.03   Employee Assignments. Amgen and Kirin each represent that with
               --------------------
respect to each of its employees and agents who is or may be engaged in work under the Development Program, it will use its best efforts to obtain (a) an agreement to disclose and assign to the Company, or its nominee or nominees, without expense to the Company, all inventions made by such employee or agent during the course of his employment or association with the Development Program, and (b) execution, acknowledgment and delivery by such employee or agent of all papers, including applications for patents, that may be necessary to obtain patents for said inventions in any and all countries and to vest title thereto in the Company (and an agreement by such employee or agent to do all acts possible to assist the Company in establishing and enforcing its aforementioned rights to such inventions).



                                  ARTICLE IV

                       FILING AND MAINTENANCE OF PATENTS
                       ---------------------------------


        4.01   Filing and Maintenance of Patents. The Company shall, in
               ---------------------------------
consultation with Amgen and Kirin, file such patent applications as are reasonably required to exploit any EPO Technology and thereafter shall use reasonable diligence, under the circumstances, to prosecute and maintain in force any resulting patent rights.

                                   ARTICLE V

                           PATENT SUITS AND ACTIONS
                           ------------------------

        5.01   Rights of the Company. The Company shall have the right to bring,
               ---------------------
defend and maintain any appropriate suit or action for infringement in the Fieldof Activity of any EPO Technology patent covering only the making, use or sale of products in the Field of Activity. If the Company finds it necessary to join Amgen or Kirin in such suit or action, Amgen or Kirin shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. The Company shall pay to Amgen and Kirin their reasonable expenses (excluding attorneys' fees) in connection with any such suit or action. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by the Company.

        5.02   Maintenance of Action. The rights of the Parties with respect to
               ---------------------
the initiation or defense of any suit or action relating to any material infringement in the Field of Activity of any patent within the EPO Technology covering the making, use or sale of products both within and outside the Field of Activity shall be governed by the applicable provisions of the License Agreements.

                                  ARTICLE VI

                             TERM AND TERMINATION
                             --------------------

        6.01   Term of Development Program. Unless sooner terminated, the
               ---------------------------
Development Program (including all rights and obligations of Article II hereof) shall continue until expiration of the Term of Support.

        6.02   Term of Agreement. This Agreement shall come into effect as of
               -----------------
the date hereof and shall remain in full force and effect until the earlier of
(a) the liquidation or dissolution of the Company or (b) termination pursuant to
Section 6.03.

        6.03   Default. In the event that a Party (the "Defaulting Party") shall
               -------
(a) fail to make any payment under the License Agreement when and as due, after notice to such defaulting Party and failure to cure within sixty (60) days of such notice, or otherwise materially default in a material obligation hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice of another Party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankrupt, (c) go or be placed in a process of complete liquidation other than for an amalgamation or reconstruction, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, any other Party, at its option, may terminate its obligations to and the rights of the Defaulting Party under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

        6.04   Survival. Notwithstanding the termination of a Party's
               --------
obligations to or the rights of the Defaulting Party or other party under this Agreement in accordance with the provisions of Sections 6.02 or 6.03, the provisions of Section 3.02 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term.

                                  ARTICLE VII

                              SUPPLY ARRANGEMENTS
                              -------------------

        7.01   Supply of EPO Organisms. Amgen agrees to supply to the Company
               -----------------------
for the ultimate use by Kirin and the Company, as requested, with sufficient amounts of EPO required for Kirin and the Company to carry out the goals and purposes of the Development Program. The Company agrees to pay Amgen and/or Kirin for the EPO that is to be supplied by Amgen and Kirin, respectively, hereunder in the manner set forth in Article II above. Amgen and Kirin shall also be free to produce sufficient amounts of EPO for its respective use in carrying out the goals and purposes of the Development Program.

        7.02   Delivery Specifications.
               -----------------------

               (a) The Company may, by letter, telex or other means, deliver to Amgen delivery specifications providing specific information regarding EPO which the Company is interested in obtaining. Each delivery specification shall specify: (1) quantity; (2) requested delivery schedule; (3) packaging and marking requirements; (4) method of shipment; (5) place of delivery and acceptance; and (6) any other information necessary to prepare the proposal.

               (b) Amgen shall, and after delivery of each such delivery specification by the Company, furnish the Company with a written proposal providing specific information regarding items which the Company is interested in obtaining. Such proposal shall include: (i) unit and total price or fee for use for items; (ii) delivery schedule; (iii) duration of the proposal; (iv) terms and conditions regarding dissemination and use of the items; and (v) any other information, requested by the Company and deemed essential to the proposal by Amgen. Orders placed pursuant to a proposal are termed "Proposal Orders." Issuance of a Proposal Order by Amgen and receipt by Amgen of written notification of acceptance of the Proposal Order by the Company shall create a binding agreement for furnishing the items specified therein.

               (c) On Proposal orders, the charges paid by the Company for items shall be those charges set forth in the proposal under which such order is being placed. Amgen shall exercise reasonable efforts to provide the Company with thirty (30) days advance notice of changes in prices and use fees for items.

               (d) Charges quoted pursuant to this Article VII will be in United States dollars and invoices shall be payable in United States currency within thirty (30) days of delivery.

        7.03   Limitations on Use. Any EPO and EPO Organisms supplied hereunder
               ------------------
shall be used solely for the pursuit of the goals and purposes of Development Program and any limitation on such usage contained in the License Agreements shall be construed consistent herewith.

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

        8.01   Assignment. This Agreement may not be assigned in whole or in
               ----------
part by any Party, except with the prior written consent of the other Parties.

        8.02   Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the Parties with respect to the subject matter hereof, and supersedes all previous negotiations, commitments and writings.

           8.03    Amendment or Modification. This Agreement may not be modified
                   -------------------------
or amended except by a writing duly signed by the authorized representatives of the Parties. Any condition or provision of or in any document or communication whatsoever, other than a writing amending or modifying this Agreement in accordance with the first sentence of this Section 8.03, shall be deemed inapplicable to the obligations between the Parties hereto.

           8.04    Severability. In the event any one or more of the provisions
                   ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event such provision or provisions shall be validly reformed to as nearly approximate the intent of the Parties as possible and if unreformable, shall be severed and deleted from this Agreement.

           8.05    No Waiver. No failure or delay on the part of either Party in
                   ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or provided by law.

           8.06    Trademarks and Tradenames. No party grants any rights under
                   -------------------------
this Agreement to any other Party in any trademarks or tradenames of such Party, or of any of their respective Subsidiaries or affiliated companies.

           8.07    Applicable Law. This Agreement shall be governed by and
                   --------------
construed in accordance with the laws of the State of California.

           8.08    Notices. All notices, requests, demands and other
                   -------
communications required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third
(3rd) day following the date of such sending):



      "Kirin"                     Kirin Brewery Company, Limited
                                  26-1, Jingumae 6-Chome
                                  Shibuya-Ko, Tokyo 150
                                  Japan
                                  Telex No. 242-5401 Kirin B J
                                  Attn: General Manager of R&D Department
      With a copy to:             Musick, Peeler & Garrett
                                  One Wilshire Boulevard
                                  Suite 2000
                                  Los Angeles, CA 90017
                                  U.S.A.
                                  Telex No. 701357 (MPG LAW UD)
                                  Attn: Joel S. Marcus, Esq.

      "Amgen"                     Amgen
                                  1900 Oak Terrace Lane
                                  Thousand Oaks, CA 91320
                                  U.S.A.
                                  Telex No. 499-9315 (AMGEN)
                                  Attn: Corporate Secretary
      With a copy to:             Cooley, Godward, Castro,
                                     Huddleson & Tatum
                                  One Maritime Plaza, 20th Floor
                                  San Francisco, CA 94111 U.S.A.
                                  Telex No. 910-372-7370 Cooley SFO
                                  Attn: Alan C. Mendelson, Esq.
      "Corporation"               Kirin-Amgen, Inc.
                                  1900 Oak Terrace Lane
                                  Thousand Oaks, CA 91320 U.S.A.
                                  Telex No. 499-9315 (AMGEN)
                                  Attn: Corporate Secretary
      With a copy to:             Musick, Peeler & Garrett
                                  One Wilshire Boulevard
                                  Suite 2000
                                  Los Angeles, CA 90017
                                  U.S.A.
                                  Telex No. 701357 (MPG LAW UD)
                                  Attn: Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 8.08.

           8.9     Headings. Article and Section headings in this Agreement are
                   --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

           8.10    Execution in Counterparts. This Agreement may be executed in
                   -------------------------
any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

           8.11    No Warranties. THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES,
                   -------------
EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE.

           8.12    Indemnity. The Company hereby (a) releases Amgen and Kirin
                   ---------
from any obligation to defend, indemnify or save the Company and its agents and employees harmless from and (b) agrees to defend, indemnify and save Amgen and Kirin harmless from any and all costs, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss arising out of or in connection with any product made, used or sold by the Company or the use by the Company of any EPO Technology or EPO Organisms furnished pursuant to any provision hereunder, or otherwise arising out of or related to the performance of this Agreement.

           8.13    Force Majeure. It is agreed that each of the Parties hereto
                   -------------
is excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The Party so affected shall give notice to the other Party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration there-of plus a period of thirty (30) days.

           8.14    Other Agreements. Any other provision of this Agreement
                   ----------------
notwithstanding, nothing in this Agreement shall obligate Kirin or Amgen to disclose to the Company any information or to make available to the Company any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.
           IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding upon them as of the date first above written.

                                              AMGEN

                                              By
                                                President

                                              KIRIN BREWERY COMPANY, LTD.

                                              By

                                              KIRIN-AMGEN, INC.

                                              By

                                  OUTLINE OF
                                  ----------

                        PRELIMINARY R & D PLAN FOR EPO
                        ------------------------------


           1. A reliable RIA will be established to be used for, but not limited to, preclinical and clinical evaluation of EPO levels in patient's serum. Estimated cost is $200,000. Period 1984.

           2. A sufficient quantity of EPO will be purified from urine. This EPO will be used as a standard for RIA, for iodination for the RIA and as reference material for comparison with EPO produced by recombinant DNA techniques. Estimated cost is $200,000. Period 1984.

           3. Recombinant EPO will be prepared from mammalian cells, E.coli and yeast. The biological properties of these three preparations will be compared with urinary EPO to determine which system will be used to develop EPO as a therapeutic. Fermentation and purification costs for materials for evaluation will be paid for by the Corporation. Estimated cost is $300,000. Period 1984.

           4. Properties of recombinant EPO will be compared with natural material to determine what criteria should be used for specifications of the recombinant therapeutic material. Part of this work will be paid for by the Corporation. Estimated cost is $100,000. Period 1984.



                                 SCHEDULE "A"

           5. Research to be carried out to determine feasibility of using antibody affinity columns for EPO purification.
                   Amgen will supply antibody, Kirin will supply urinary EPO and serum, if necessary. Joint venture will pay for labor. Estimated cost is $100,000. Period 1984.

           6. Process development for fermentation and purification to commercial levels will be carried out for recombinant EPO produced by E.coli. Estimated cost is $1,000,000. The estimated cost will be modified if yeast or mammalian cells are used as the production system. Period 1984-1985.

           7. Studies to be carried out to determine the formulation of the final product. This will include studies on product stability, method of administration, etc. Estimated cost is $600,000. Period 1984-1985.

           8. Pre-clinical tests including planning, production of samples, toxicological test and pharmacological tests. Estimated cost is $2,000,000. Period 1984-1986.

           9. Clinical trials including planning, filing IND, production of samples, clinical trials, organization of clinical doctors and submission of New Drug Application. Estimated cost is $11,500,000. Period 1984-1987.

           10. Phase IV study will be carried out. Cost of this study will be paid for from proceeds of commerical sales. No cost to joint venture.

                           ARTICLES OF INCORPORATION

                                      OF

                               KIRIN-AMGEN, INC.

                                      I.

               The name of this corporation is KIRIN-AMGEN, INC.

                                      II.

               The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
                                     III.

               The name and address in the State of California of this corporation's initial agent for service of process is:

                  Joel S. Marcus, Esq.
                  Musick, Peeler & Garrett
                  One Wilshire Boulevard
                  Suite 2000
                  Los Angeles, California 90017

                                      IV.

               The corporation is authorized to issue two classes of shares: no par value Class A Common Stock and no par value Class B Common Stock designated "Class A Common Stock" and "Class B Common Stock," respectively. The total number of shares of Class A Common Stock which this corporation is authorized to issue is twenty-four million (24,000,000) shares. The total number of shares of Class B Common Stock which this corporation is authorized to issue is twelve million (12,000,000) shares.

                                      V.

               The rights, preferences, privileges and restrictions of Class A Common Stock and Class B Common Stock shall be equal and identical in all respects except that:


                                  EXHIBIT "D"

           (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holder of the issued and outstanding shares of Class B Common Stock shall be entitled to receive from the assets of the corporation, cash equal to one dollar (US $1.00) per share, plus three-quarters (3/4) of the aggregate interest earned by the corporation on such amount from the date of purchase of such shares to the date of liquidation.

           (b) The shares of Class B Common Stock shall be converted into shares of Class A Common Stock on a share-forshare basis when the corporation produces biologically active EPO at such levels as are agreed upon by the holders of all of the shares of Class A Common Stock and Class B Common Stock.

                                      VI.

           (a) Any of the following actions shall require the prior approval of the holders of all of the shares of Class A Common Stock and Class B Common Stock, notwithstanding that applicable law would otherwise permit such action without such approval:

                 (i) The entry by the corporation into any business outside the areas of development, manufacture, production and worldwide commercial sale of EPO and EPO pharmaceuticals for human therapeutic use;

                 (ii)   Any lending or borrowing of money by the corporation;

                (iii) The acquisition, mortgage, pledge, sale, assignment, transfer, or other disposition of any property of the corporation having a fair market value in excess of one hundred thousand dollars ($100,000) by the corporation (other than in connection with the sale of products and services in the ordinary course of its business) or of any interest (regardless of value) in the legal or beneficial ownership of any other corporation or enterprise;

                 (iv) The adoption of a business plan, annual capital, operating and development plans, and budgets, including any material modification thereof;

                 (v) Any capital expenditure in excess of one hundred thousand dollars ($100,000).

           (b) All actions of the Board of Directors shall require the affirmative vote of a majority of the authorized number of Directors, notwithstanding that applicable law would otherwise permit such action without such approval.

Dated:  May 11, 1984

                                            Signature
                                            ---------
                                                /s/ Joel S. Marcus
                                                Incorporator

                  I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                            Signature
                                            ----------
                                                /s/ Joel S. Marcus

                                    BYLAWS

                                      OF

                               KIRIN-AMGEN, INC.



                                  EXHIBIT "E"

                          BYLAWS OF KIRIN-AMGEN, INC.

                               Table of Contents

                                                                                                          Page
                                                                                                          ----
                                              ARTICLE I
                                               OFFICES

   Section 1.  Principal Office...........................................................................   1
   Section 2.  Other Offices..............................................................................   1

                                             ARTICLE II
                                           CORPORATE SEAL

   Section 3.  Corporate Seal.............................................................................   2

                                             ARTICLE III
                               SHAREHOLDERS' MEETINGS AND VOTING RIGHTS

   Section 4.  Place of Meetings..........................................................................   2
   Section 5.  Annual Meetings............................................................................   2
   Section 6.  Postponement of Annual Meeting.............................................................   3
   Section 7.  Special Meetings...........................................................................   3
   Section 8.  Notice of Meetings.........................................................................   4
   Section 9.  Manner of Giving Notice....................................................................   7
   Section 10. Quorum and Transaction of Business.........................................................   8
   Section 11. Adjournment and Notice of
                 Adjourned Meetings.......................................................................   9
   Section 12. Waiver of Notice, Consent to
                 Meeting or Approval of Minutes...........................................................  10
   Section 13. Action by Written Consent
                 Without a Meeting........................................................................  11
   Section 14. Voting.....................................................................................  13
   Section 15. Persons Entitled to Vote or Consent........................................................  14
   Section 16. Proxies....................................................................................  16
   Section 17. Inspectors of Election.....................................................................  16
                                                                                                            17

                                             ARTICLE IV
                                         BOARD OF DIRECTORS

   Section 18. Powers ....................................................................................  18
   Section 19. Number of Directors........................................................................  19
   Section 20. Election of Directors, Term,
                 Qualifications...........................................................................  19
   Section 21. Resignation................................................................................  20
   Section 22. Removal....................................................................................  20
   Section 23. Vacancies..................................................................................  21

                                                                                                               Page
                                                                                                               ----
Section 24. Regular Meetings..................................................................................  22
Section 25. Participation by Telephone........................................................................  23
Section 26. Special Meetings..................................................................................  23
Section 27. Notice of Meetings................................................................................  23
Section 28. Place of Meetings.................................................................................  24
Section 29. Action by Written Consent
               Without a Meeting..............................................................................  24
Section 30. Quorum and Transaction of Business................................................................  25
Section 31. Adjournment.......................................................................................  25
Section 32. Organization......................................................................................  26
Section 33. Compensation......................................................................................  26
Section 34. Committees........................................................................................  26

                                              ARTICLE V
                                              OFFICERS

Section 35. Officers..........................................................................................  27
Section 36. Appointment.......................................................................................  27
Section 37. Inability to Act..................................................................................  27
Section 38. Resignations......................................................................................  28
Section 39. Removal...........................................................................................  28
Section 40. Vacancies.........................................................................................  29
Section 41. Chairman of the Board.............................................................................  29
Section 42. President.........................................................................................  29
Section 43. Vice Presidents...................................................................................  30
Section 44. Secretary.........................................................................................  31
Section 45. Chief Financial Officer...........................................................................  32
Section 46. Compensation......................................................................................  34

                                             ARTICLE VI
                                      CONTRACTS, BANK ACCOUNTS,
                                          CHECKS AND DRAFTS

Section 47. Execution of Contracts and Other
               Instruments....................................................................................  35
Section 48. Bank Accounts.....................................................................................  35
Section 49. Checks, Drafts, Etc...............................................................................  36

                                             ARTICLE VII
                             CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 50. Certificate for Shares............................................................................  37
Section 51. Transfer on the Books.............................................................................  37
Section 52. Lost, Destroyed and Stolen Certificates...........................................................  38
Section 53. Issuance, Transfer and
               Registration of Shares.........................................................................  39

                                                                                                               Page
                                                                                                               ----
                                            ARTICLE VIII
                                  INSPECTION OF CORPORATE RECORDS

Section 54. Inspection by Directors..........................................................................   40
Section 55. Inspection by Shareholders.......................................................................   40
Section 56. Written Form.....................................................................................   42

                                              ARTICLE IX
                                            MISCELLANEOUS

Section 57. Fiscal Year......................................................................................   43
Section 58. Annual Report....................................................................................   43
Section 59. Record Date......................................................................................   43
Section 60. Construction and Definition......................................................................   45

                                               ARTICLE X
                                            INDEMNIFICATION

Section 61. Indemnification of Directors, Officers,
               Employees and Other Agents....................................................................   45

                                              ARTICLE XI
                                              AMENDMENTS

Section 62. Amendments.......................................................................................   51

                                    BYLAWS

                                      OF

                               KIRIN-AMGEN, INC._
                              -------------------

                          (A California Corporation)

                                   ARTICLE I

                                    Offices
                                   --------

          Section 1. Principal Office. The principal executive office of the
                     -----------------
corporation shall be located at such place as the Board of Directors may from time to time authorize. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

          Section 2. Other Offices. Additional offices of the corporation shall
                     --------------
be located at such place or places, within or outside the State of California, as the Board of Directors may from time to time authorize.

                                  ARTICLE II

                                Corporate Seal
                                --------------

          Section 3. Corporate Seal. If the Board of Directors adopts a
                     --------------
corporate seal such seal shall have inscribed thereon the name of the corporation and the state and date of its incorporation. If and when a seal is adopted by the Board of Directors, such seal may be engraved, lithographed, printed, stamped, impressed upon, or affixed to any contract, conveyance, certificate for shares, or other instrument executed by the corporation.

                                  ARTICLE III

                     Shareholders' Meetings and Voting Rights
                     ----------------------------------------

          Section 4. Place of Meetings. Meetings of shareholders shall be held
                     -----------------
at the principal executive office of the corporation, or at any other place, within or outside the State of California, which may be fixed either by the Board of Directors or by the written consent of all persons entitled to vote at such meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

          Section 5. Annual Meetings. The annual meeting of the shareholders of
                     ---------------
the corporation shall be held at the hour of 10 o'clock a.m. California time, on the fourth Tuesday of March in each year if such date is not a legal holiday observed by the corporation at its principal executive office, and if it is such a legal holiday, then on the next succeeding full business day at the same time. At such annual meeting directors shall be elected and any other business may be transacted which may properly come before the meeting.

          Section 6. Postponement of Annual Meeting. The Board of Directors and
                     ------------------------------
the President shall each have authority to call at an earlier date and/or time, or to postpone to a later date and/or time, the annual meeting of shareholders.

          Section 7. Special Meetings.
                     ----------------

                   (a) Special meetings of the shareholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or the holders of shares entitled to cast not less than fifty percent (50%) of the votes at the meeting, or may be called as otherwise provided for in the Articles of Incorporation.

                   (b) Upon written request to the Chairman of the Board of Directors, the President, any vice president or the Secretary of the corporation by any person or persons (other than the Board of Directors) entitled to call a special meeting of the shareholders, such officer forthwith shall cause notice to be given to the shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, such time to be not less than thirty-five (35) nor more than sixty (60) days after receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the person or persons calling the meeting may give notice thereof in the manner provided by law or in these bylaws. Nothing contained in this Section 7 shall be construed as limiting, fixing or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

          Section 8. Notice of Meetings. Except as otherwise may be required by
                     ------------------
law or by the Articles of Incorporation and subject to subsection 7(b) above, written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at that meeting (see Section 15 below), by the Secretary, assistant secretary or other person charged with that duty, not less than ten (10) days before such meeting.

                  Notice of any meeting of shareholders shall state the date, place and hour of the meeting and,

          (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted at such meeting;

          (b) in the case of an annual meeting, the general nature of matters which the Board of Directors, at the time the notice is given, intends to present for action by the shareholders;

          (c) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the notice to be presented by management for election; and

          (d) in the case of any meeting, if action is to be taken on any of the following proposals, the general nature of such proposal:

              (1) a proposal to approve a transaction within the provisions of California Corporations Code, Section 310 (relating to certain transactions in which a director has an interest);

              (2) a proposal to approve a transaction within the provisions of California Corporations Code, Section 902

(relating to amending the Articles of Incorporation of the corporation);

                            (3) a proposal to approve a transaction within the
provisions of California Corporations Code, Sections 181 and 1201 (relating to reorganization);

                            (4) a proposal to approve a transaction within the
provisions of California Corporations Code, Section 1900 (winding up and dissolution);

                            (5) a proposal to approve a plan of distribution
within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any).

                  At a special meeting, notice of which has been given in accordance with this Section, action may not be taken with respect to business, the general nature of which has not been stated in such notice. At an annual meeting, action may be taken with respect to business stated in the notice of such meeting, given in accordance with this Section, and, subject to subsection 8(d) above,with respect to any other business as may properly come before the meeting.

          Section 9. Manner of Giving Notice. Notice of any meeting of
                     -----------------------
shareholders shall be given either personally or by firstclass mail, or telegraphic or other written communication, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

                  If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand by the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

               Section 10. Quorum and Transaction of Business.
                           ----------------------------------

                   (a) At any meeting of the shareholders, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or by the Articles of Incorporation, and except as provided in subsection (b) below.

                   (b) The shareholders present at a duly called or held meeting of the shareholders at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                   (c) In the absence of a quorum, no business other than adjournment may be transacted, except as described in subsection (b) above.

          Section 11. Adjournment and Notice of Adjourned Meetings. Any meeting
                      --------------------------------------------
of shareholders may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of shares represented at such meeting either in person or by proxy and entitled to vote at such meeting.

                   In the event any meeting is adjourned, it shall not be necessary to give notice of the time and place of such adjourned meeting pursuant to Sections 8 and 9 of these bylaws; provided that if any of the following three events occur, such notice must be given:

                   (1) announcement of the adjourned, meeting's time and place is not made at the original meeting which it continues or

                   (2) such meeting is adjourned for more than forty-five (45) days from the date set for the original meeting or

                   (3) a new record date is fixed for the adjourned meeting.

                  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

         Section 12. Waiver of Notice, Consent to Meeting or Approval of
                     ---------------------------------------------------
Minutes.
-------

                   (a) Subject to subsection (b) of this Section, the transactions of any meeting of shareholders, however called and noticed, and wherever held, shall be as valid as though made at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote but not present in person or by proxy signs a written waiver of notice or a consent to holding of the meeting or an approval of the minutes thereof.

                   (b) A waiver of notice, consent to the holding of a meeting or approval of the minutes thereof need not specify the business to be transacted or transacted at nor the purpose of the meeting; provided that in the case of proposals described in subsection (d) of Section 8 of these bylaws, the general nature of such proposals must be described in any such waiver of notice and such proposals can only be approved by waiver of notice, not by consent to holding of the meeting or approval of the minutes.

                   (c) All waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                   (d) A person's attendance at a meeting shall constitute waiver of notice of and presence at such meeting, except when such person objects at the beginning of the meeting to transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters which are required by law or these bylaws to be in such notice (including those matters described in subsection (d) of Section 8 of these bylaws), but are not so included if such person expressly objects to consideration of such matter or matters at any time during the meeting.

          Section 13. Action by Written Consent Without a Meeting. Any action
                      -------------------------------------------
which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if written consents setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                   Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors; provided that any vacancy on the Board of Directors (other than a vacancy created by removal) which has not been filled by the board of directors may be filled by the written consent of a majority of outstanding shares entitled to vote for the election of directors.

                  Any written consent may be revoked pursuant to California Corporations Code Section 603 (c) prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary. Such revocation must be in writing and will be effective upon its receipt by the Secretary.

                  If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of any corporate action approved by the shareholders without a meeting to those shareholders entitled to vote on such matters who have not consented thereto in writing. This notice shall be given in the manner specified in
Section 8 of these bylaws. In the case of approval of (i) a transaction within the provisions of California Corporations Code, Section 310 (relating to certain transactions in which a director has an interest), (ii) a transaction within the provisions of California Corporations Code, Section 317 (relating to indemnification of agents of the corporation), (iii) a transaction within the provisions of California Corporations Code,

Sections 181 and 1201 (relating to reorganization), and (iv) a plan of distribution within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any), the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

          Section 14. Voting. Voting at any meeting of shareholders need not be
                      ------
by ballot; provided, however, that elections for directors must be by ballot if balloting is demanded by a shareholder at the meeting and before the voting begins.

                  Every person entitled to vote at an election for directors may cumulate the votes to which such person is entitled, i.e., such person may cast a total number of votes equal to the number of directors to be elected multiplied by the number of votes to which such person's shares are entitled,and may cast said total number of votes for one or more candidates in such propertions as such person thinks fit; provided, however, no shareholder shall be entitled to so cumulate such shareholder's votes unless the candidates for which such shareholder is voting have been placed in nomination prior to the voting and a shareholder has given notice at the meeting, prior to the vote, of an intention to cumulate votes. In any election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

                  Except as may be otherwise provided in the Articles of Incorporation or by law, and subject to the foregoing provisions regarding the cumulation of votes, each shareholder shall be entitled to one vote for each share held.

                  Any shareholder may vote part of such shareholder's shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

                  No shareholder approval, other than unanimous approval of those entitled to vote, will be valid as to proposals described in subsection 8(d) of these bylaws unless the general nature of such business was stated in the notice of meeting or in any written waiver of notice.

          Section 15. Persons Entitled to Vote or Consent. The Board of
                      -----------------------------------
Directors may fix a record date pursuant to Section 59 of these bylaws to determine which shareholders are entitled to notice of and to vote at a meeting or consent to corporate actions, as provided in Sections 13 and 14 of these bylaws. Only persons in whose name shares otherwise entitled to vote stand on the stock records of the corporation on such date shall be entitled to vote or consent.

                  If no record date is fixed:

                  (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

                  (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given;

                  (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

                  A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting; provided, however, that the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

                  Shares of the corporation held by its subsidiary or subsidiaries (as defined in California Corporations Code, Section 189(b)) are not entitled to vote in any matter.

          Section 16. Proxies. Every person entitled to vote or execute consents
                      -------
may do so either in person or by one or more agents authorized to act by a written proxy executed by the person or such person's duly authorized agent and filed with the Secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The manner of execution, suspension, revocation, exercise and effect of proxies is governed by law.

          Section 17. Inspectors of Election. Before any meeting of
                      ----------------------
shareholders, the Board of Directors may appoint any persons, other than nominees for office, to act as inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or proxy shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder of a shareholder's proxy shall, appoint a person to fill that vacancy.

                  These inspectors shall:

                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

                  (b) Receive votes, ballots, or consents;

                  (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d) Count and tabulate all votes or consents;

                  (e) Determine when the polls shall close;

                  (f) Determine the result; and

                  (g) Do any other acts that may be proper to conduct the election or vote within fairness to all shareholders.

                                  ARTICLE IV

                              Board of Directors
                              ------------------

          Section 18. Powers. Subject to the provisions of law or any
                      ------
limitations in the Articles of Incorporation or these bylaws, as to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised, by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

          Section 19. Number of Directors. The authorized number of directors of
                      -------------------
the corporation shall be six (6) until changed by a duly adopted amendment to these bylaws, provided however, in the event of a default in the payment of any additional capital contribution, as described in Paragraph 2.15 of the Shareholders Agreement, dated as of May 11, 1984, among Kirin Brewery Co., Ltd., Amgen and this corporation, the authorized number of members of the Board of Directors shall be increased to seven (7) and four (4) of such members shall be nominees of the nondefaulting party. The number of members of the Board of Directors cannot be decreased or otherwise increased without the mutual written consent of Kirin Brewery Co., Ltd. and Amgen.


          Section 20. Election of Directors, Term, Qualifications. The directors
                      -------------------------------------------
shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Except as otherwise provided by law or by the Articles of Incorporation, each director; including a director elected or appointed to fill a vacancy, shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his death, resignation or removal. Directors need not be shareholders of the corporation.

                   So long as the authorized number of directors shall be six
(6), the Board of Directors shall be composed at all times of persons qualified as follows:

                   (a) Three (3) directors must be nominees of Kirin Brewery Co., Ltd., a Japanese corporation.

                   (b) Three (3) directors must be nominees of Amgen, a California corporation.

          Section 21. Resignation. Any director of the corporation may resign
                      -----------
effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation specifies effectiveness at a future time, a successor may be elected pursuant to Section 23 of these bylaws to take office on the date that the resignation becomes effective.

          Section 22. Removal. The Board of Directors may declare vacant the
                      -------
office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

                   Except as otherwise provided by law or by the Articles of Incorporation, the entire Board of Directors or any individual director may be removed from office without cause by the affirmative vote of a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

          Section 23. Vacancies. A vacancy or vacancies on the Board of
                      ---------
Directors shall be deemed to exist in case of the death, resignation or removal of any director, or upon increase in the authorized number of directors or if shareholders fail to elect the full authorized number of directors at an annual meeting of shareholders or if, for whatever reason, there are fewer directors on the Board of Directors, than the full number authorized. Such vacancy or vacancies, other than a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. A vacancy created by the removal of a director may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders pursuant to Section 13 hereinabove. Except as otherwise provided by the Articles of Incorporation, the shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal requires the consent of all of the outstanding shares entitled to vote.

                  If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the shares outstanding at that time and having the right to vote for such directors may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.

          Section 24. Regular Meetings. Immediately after each annual meeting of
                      ----------------
shareholders, and at such place fixed by the Board of Directors, or if no such place is fixed at the place of the annual meeting, the Board of Directors shall hold a regular meeting for the purposes of organization, the appointment of officers and the transaction of other business. other regular meetings of the Board of Directors shall be held at such times, places and dates as fixed in these bylaws or by the Board of Directors; provided, however, that if the date for such a meeting falls on a legal holiday, then the meeting shall be held at the same time on the next succeeding full business day. Regular meetings of the Board of Directors held pursuant to this Section 24 may be held without notice.

          Section 25. Participation by Telephone. Members of the Board of
                      --------------------------
Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Such participation constitutes presence in person at such meeting.

          Section 26. Special Meetings. Special meetings of the Board of
                      ----------------
Directors for any purpose may be called by the Chairman of the Board or the President or any vice president or the Secretary of the corporation or any two
(2) directors.

          Section 27. Notice of Meetings. Notice of the date, time and place of
                      ------------------
all meetings of the Board of Directors, other than regular meetings held pursuant to Section 24 above shall be delivered personally, orally or in writing, or by telephone or telegraph to each director, at least forty-eight (48) hours before the meeting, or sent in writing to each director by first-class mail, charges prepaid, at least four (4) days before the meeting. Such notice may be given by the Secretary of the corporation or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice of such meeting, or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement such director's lack of notice. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 28. Place of Meetings. Meetings of the Board of Directors may
                      -----------------
be held at any place within or without the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, designated in the bylaws or by resolution of the Board of Directors.

          Section 29. Action by Written Consent Without a Meeting. Any action
                      -------------------------------------------
required or permitted to be taken by the Board of

Directors may be taken without a meeting, if all members of the Board of Directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

         Section 30. Quorum and Transaction of Business. A majority of the
                     ----------------------------------
authorized number of directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the authorized number of directors of the corporation at a meeting duly held at which a quorum is present shall be the act of the Board of Directors, unless the law, the Articles of Incorporation or these bylaws specifically require a greater number. A meeting at which a quorum is initially present may continue to transact business, notwithstanding withdrawal of directors, if any action taken is approved by at least a majority of the number of directors constituting a quorum for such meeting. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting, as provided in Section 31 of these bylaws.

          Section 31. Adjournment. Any meeting of the Board of Directors,
                      -----------
whether or not a quorum is present, may be adjourned to another time and place by the affirmative vote of a majority of the directors present. If the meeting is adjourned for more than twenty-four
(24) hours, notice of such adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          Section 32. Organization. The Chairman of the Board shall preside at
                      ------------
every meeting of the Board of Directors, if present. If there is no Chairman of the Board or if the Chairman is not present, a Chairman chosen by a majority of the directors present shall act as chairman. The Secretary of the Corporation or, in the absence of the Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

          Section 33. Compensation. Directors and members of committees may
                      ------------
receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board of Directors.

          Section 34. Committees. Unless otherwise unanimously approved by the
                      ----------
Board of Directors, there shall be no committees of the Board.

                                   ARTICLE V

                                   Officers
                                   --------

          Section 35. Officers. The corporation shall have a Chairman of the
                      --------
Board and a President, Vice President - Amgen, Vice President - Kirin, a Secretary, a Chief Financial Officer and such other officers with such titles and duties as the Board of Directors may determine. Any two or more offices may be held by the same person. The Chairman of the Board, the Vice President - Japan, the Chief Financial Officer and Assistant Secretary shall at all times be nominees of Kirin Brewery Co. , Ltd. The President, Vice President - USA and the Secretary be shall at all times be nominees of Amgen.

          Section 36. Appointment. All officers shall be chosen and appointed by
                      -----------
the Board of Directors; provided, however, the Board of Directors may empower the chief executive officer of the corporation to appoint such officers, other than Chairman of the Board, President, Secretary or Chief Financial Officer, as the business of the corporation may require. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under a contract of employment.

          Section 37. Inability to Act. In the case of absence or inability to
                      ----------------
act of any officer of the corporation or of any person authorized by these bylaws to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select, for such period of time as the Board of Directors deems necessary.

          Section 38. Resignations. Any officer may resign at any time upon
                      ------------
written notice to the corporation, without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. Such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors, unless a different time is specified in the notice for effectiveness of such resignation. The acceptance of any such resignation shall not be necessary to make it effective unless otherwise specified in such notice.

          Section 39. Removal. Any officer may be removed from office at any
                      -------
time, with or without cause, but subject to the rights, if any, of such officer under any contract of employment, by the Board of Directors or by any committee to whom such power of removal has been duly delegated, or, with regard to any officer who has been appointed by the chief executive officer pursuant to
Section 36 above, by the chief executive officer or any other officer upon whom such power of removal may be conferred by the Board of Directors.

          Section 40. Vacancies. A vacancy occurring in any office for any cause
                      ---------
may be filled by the Board of Directors, in the manner prescribed by this Article of the bylaws for initial appointment to such office.

          Section 41. Chairman of the Board. The Chairman of the Board, if there
                      ---------------------
be such an officer, shall, if present, preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board of Directors or prescribed by these bylaws. If no President is appointed, the Chairman of the Board is the general manager and chief executive officer of the corporation, and shall exercise all powers of the President described in Section 42 below.

          Section 42. President. Subject to such powers, if any, as may be given
                      ---------
by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the corporation and shall have general supervision and control over the business and affairs of the corporation, subject to the control of the Board of Directors. The President may sign and execute, in the name of the corporation, any instrument authorized by the Board of Directors, except when the signing and execution thereof shall have been expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the corporation. The President shall have all the general powers and duties of management usually vested in the president of a corporation, and shall have such other powers and duties as may be prescribed from time to time by the Board of Directors or these bylaws. The President shall have discretion to prescribe the duties of other officers and employees of the corporation in a manner not inconsistent with the provisions of these bylaws and the directions of the Board of Directors.

          Section 43. Vice Presidents. In the absence or disability of the
                      ---------------
President, in the event of a vacancy in the office of President, or in the event such officer refuses to act, the Vice President shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions on, the President. If at any such time the corporation has more than one vice president, the duties and powers of the President shall pass to each vice president in order of such vice president's rank as fixed by the Board of Directors or, if the vice presidents are not so ranked, to the vice president designated by the Board of Directors. The vice presidents shall have such other powers and perform such other duties as may be prescribed for them from time to time by the Board of Directors or pursuant to Sections 35 and 36 of these bylaws or otherwise pursuant to these bylaws.

          Section 44. Secretary. The Secretary shall:
                      ---------

                   (a) Keep, or cause to be kept, minutes of all meetings of the corporation's shareholders, Board of Directors, and committees of the Board of Directors, if any. Such minutes shall be kept in written form.

                   (b) Keep, or cause to be kept, at the principal executive office of the corporation, or at the office of its transfer agent or registrar, if any, a record of the corporation's shareholders, showing the names and addresses of all shareholders, and the number and classes of shares held by each. Such records shall be kept in written form or any other form capable of being converted into written form.

                   (c) Keep, or cause to be kept, at the principal executive office of the corporation, or if the principal executive office is not in California, at its principal business office in California, an original or copy of these bylaws, as amended.

                   (d) Give, or cause to be given, notice of all meetings of shareholders, directors and committees of the Board of Directors, as required by law or by these bylaws.

                   (e) Keep the seal of the corporation, if any, in safe custody.

                   (f) Exercise such powers and perform such duties as are usually vested in the office of secretary of a corporation, and exercise such other powers and perform such other duties as may be prescribed from time to time by the Board of Directors or these bylaws.

                   If any assistant secretaries are appointed, the assistant secretary, or one of the assistant secretaries in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant secretary designated by the Board of Directors, in the absence or disability of the Secretary or in the event of such officer's refusal to act or if a vacancy exists in the office of Secretary, shall perform the duties and exercise the powers of the Secretary and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of Directors.

          Section 45. Chief Financial Officer. The Chief Financial Officer
                      -----------------------
shall:

                   (a) Be responsible for all functions and duties of the treasurer of the corporation.

                   (b) Keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account for the corporation.

                   (c) Receive or be responsible for receipt of all monies due and payable to the corporation from any source whatsoever; have charge and custody of, and be responsible for, all monies and other valuables of the corporation and be responsible for deposit of all such monies in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors or a duly appointed and authorized committee of the Board of Directors.

                   (d) Disburse or be responsible for the disbursement of the funds of the corporation as may be ordered by the Board of Directors or a duly appointed and authorized committee of the Board of Directors.

                   (e) Render to the chief executive officer and the Board of Directors a statement of the financial condition of the corporation if called upon to do so.

                   (f) Exercise such powers and perform such duties as are usually vested in the office of chief financial officer of a corporation, and exercise such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

                   If any assistant financial officer is appointed, the assistant financial officer, or one of the assistant financial officers, if there are more than one, in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant financial officer designated by the Board of in the absence or disability of the Chief Directors, shall, or in the event of such officer's refusal to Financial Officer act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of

          Section 46. Compensation. The compensation of the officers shall be
                      ------------
fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the corporation.

                                  ARTICLE VI

                           Contracts, Bank Accounts,

                               Checks and Drafts
                               -----------------

          Section 47. Execution of Contracts and Other Instruments. Except as
                      --------------------------------------------
these bylaws may otherwise provide, the Board of Directors or its duly appointed and authorized committee may authorize any officers to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances; provided however any such contract or instrument shall be signed by the Chairman of the Board, Vice President -Kirin, Chief Financial Officer or Assistant Secretary and by the President, Vice President - Amgen or Secretary. Except as so authorized or otherwise expressly provided in these bylaws, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

          Section 48. Bank Accounts. The Board of Directors or its duly
                      -------------
appointed and authorized committee from time to time may authorize the opening and keeping of general and/or special bank accounts with such banks, trust companies, or other depositories as may be selected by the Board of Directors, its duly appointed and authorized committee or by any officer or officers, agent or agents, of the corporation to whom such power may be delegated from time to time by the Board of Directors. The Board of Directors or its duly appointed and authorized committee may make such rules and regulations with respect to said bank accounts, not inconsistent with the provisions of these bylaws, as are deemed advisable.

     Section 49. Checks, Drafts, Etc. All checks, drafts or other orders for the
                 -------------------
payment of money, notes, acceptances or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents, of the corporation, and in such manner, as shall be determined from time to time by resolution of the Board of Directors or its duly appointed and authorized committee. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories may be made, without counter-signature, by the President or any vice president or the Chief Financial Officer or any assistant financial officer or by any other officer or agent of the corporation to whom the Board of Directors or its duly appointed and authorized committee, by resolution, shall have delegated such power or by handstamped impression in the name of the corporation.

                                  ARTICLE VII

                  Certificates for Shares and Their Transfer
                 ------------------------------------------

     Section 50. Certificate for Shares. Every holder of shares in the
                 ----------------------
corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an assistant financial officer or by the Secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     In the event that the corporation shall issue any shares as only partly paid, the certificate issued to represent such partly paid shares shall have stated thereon the total consideration to be paid for such shares and the amount paid thereon.

     Section 51. Transfer on the Books. Upon surrender to the Secretary or
                 ---------------------
transfer agent (if any) of the corporation of a certificate for shares of the corporation duly endorsed, with reasonable assurance that the endorsement is genuine and effective, or accompanied by proper evidence of succession, assignment or authority to transfer and upon compliance with applicable federal and state securities laws and if the corporation has no statutory duty to inquire into adverse claims or has discharged any such duty and if any applicable law relating to the collection of taxes has been complied with, it shall be the duty of the corporation, by its Secretary or transfer agent, to cancel the old certificate, to issue a new certificate to the person entitled thereto and to record the transaction on the books of the corporation.

     Section 52. Lost, Destroyed and Stolen Certificates. The holder of any
                 ---------------------------------------
certificate for shares of the corporation alleged to have been lost, destroyed or stolen shall notify the corporation by making a written affidavit or affirmation of such fact. Upon receipt of said affidavit or affirmation the Board of Directors, or its duly appointed and authorized committee or any officer or officers authorized by the board so to do, may order the issuance of a new certificate for shares in the place of any certificate previously issued by the corporation and which is alleged to have been lost, destroyed or stolen. However, the Board of Directors or such authorized committee, officer or officers may require the owner of the allegedly lost, destroyed or stolen certificate, or such owner's legal representative, to give the corporation a bond or other adequate security sufficient to indemnify the corporation and its transfer agent and/or registrar, if any, against any claim that may be made against it or them on account of such allegedly lost, destroyed or stolen certificate or the replacement thereof. Said bond or other stolen security shall be in such amount, on such terms and conditions and, in the case of a bond, with such surety or sureties as may be acceptable to the Board of Directors or to its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors to determine the sufficiency thereof. The requirement of a bond or other security may be waived in particular cases at the discretion of the Board of Directors or its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors so to do.

     Section 53. Issuance, Transfer and Registration of Shares. The Board of
                 ---------------------------------------------
Directors may make such rules and regulations, not inconsistent with law or with these bylaws, as it may deem advisable concerning the issuance, transfer and registration of certificates for shares of the capital stock of the corporation. The Board of Directors may appoint a transfer agent or registrar of transfers, or both, and may require all certificates for shares of the corporation to bear the signature of either or both.

                                 ARTICLE VIII

                        Inspection of Corporate Records
                        -------------------------------

     Section 54. Inspection by Directors. Every director shall have the absolute
                 -----------------------
right at any reasonable time to inspect and copy all books, records, and documents of every kind of the corporation and any of its subsidiaries and to inspect the physical properties of the corporation and any of its subsidiaries. Such inspection may be made by the director in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.



              Section 55. Inspection by Shareholders.
                          --------------------------

              (a)  Inspection of Corporate Records.
                   -------------------------------

                   (i) A shareholder or shareholders holding at least five percent in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following:

                         (A) Inspect and copy the record of shareholders' names
and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the corporation; or

                         (B) Obtain from the transfer agent, if any, for the
corporation, upon five business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

                   (ii) The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate.

                   (iii) The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and of any committees of the Board of Directors of the corporation and of each of its subsidiaries shall be open to inspection, copying and making extracts upon written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

                   (iv) Any inspection, copying, and making of extracts under this subsection (a) may be done in person or by agent or attorney.

              (b)  Inspection of Bylaws. The original or a copy of these bylaws
                   --------------------
shall be kept as provided in Section 44 of these bylaws and shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is not in California, and the corporation has no principal business office in the state of California, a current copy of these bylaws shall be furnished to any shareholder upon written request.

     Section 56. Written Form. If any record subject to inspection pursuant to
                 ------------
Section 54 above is not maintained in written form, a request for inspection is not complied with unless and until the corporation at its expense makes such record available in written form.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

     Section 57. Fiscal Year. Unless otherwise fixed by resolution of the Board
                 -----------
of Directors, the fiscal year of the corporation shall end on the 31st day of December in each calendar year.

     Section 58. Annual Report. The Board of Directors shall cause an annual
                 -------------
report to be sent to each shareholder of the corporation in the manner provided in Section 9 of these bylaws not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. Such report shall be sent to shareholders at least fifteen (15) days prior to, the next annual meeting of shareholders after the end of the fiscal year to which it relates.

     Section 59. Record Date. The Board of Directors may fix a time in the
                 -----------
future as a record date for the determination of the shareholders entitled to notice of or to vote at any meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of shares or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action or event for the purpose of which it is fixed. If no record date is fixed, the provisions of Section 15 of these bylaws shall apply with respect to notice of meetings, votes, and consents and the record date for determining shareholders for any other purposes shall be at the close of business on the day on which the Board of Directors adopts the resolutions relating thereto, or the sixtieth (60th) day prior to the date of such other action or event, whichever is later.

                   Only shareholders of record at the close of business on the record date shall be entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation, by agreement or by law.

     Section 60. Construction and Definition. Unless the context requires
                 ---------------------------
otherwise, the general provisions, rules of construction, and definitions contained in the California Corporations Code shall govern the construction of these bylaws.

                   Without limiting the foregoing, "shall" is mandatory and "may" is permissive.

                                  ARTICLE X

                                Indemnification
                                ---------------

         Section 61. Indemnification of Directors, Officers, Employees
                     -------------------------------------------------
and Other Agents.
----------------

                   (a) Definitions. For the purposes of this Section, "agent"
                       -----------
means any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, adminis-trative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under subsection (d) or subsection e(iii) of this Section.

           (b)  Indemnification in Actions by Third Parties. The corporation
                -------------------------------------------
shall have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the vest interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, or itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

           (c)  Actions by or in the Right or the Corporation. The corporation
                ---------------------------------------------
shall have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. No indemnification shall be made under this subsection (c):

                (i) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

                (ii) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                (iii) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

           (d)  Required Indemnification. To the extent that an agent of the
                ------------------------
corporation has been successful on the merits in defense of any proceeding referred to in subsections (b) or (c) of this Section, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

           (e)  Required Determinations. Except as provided in subsection (d) of
                -----------------------
this Section, any indemnification under this Section shall be made by this corporation only if authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in subsections (b) or (c) of this Section, by:

                (i) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                (ii) Approval or ratification by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                (iii) The court in which such proceeding is or was pending, upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by the corporation.

           (f)  Advance of Expenses. Expenses incurred in defending any
                -------------------
proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in the Section.

           (g)  Other Indemnification. No provision made by the corporation to
                ---------------------
indemnify its or its subsidiary's directors or officers for the defense or any proceeding, whether contained in the Articles of Incorporation, bylaws, a resolution of shareholders or directors, an agreement, or otherwise shall be valid unless consistent with this Section. Nothing contained in this Section shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

           (h)  Limitations. No indemnification or advance shall be made under
                -----------
this Section, except as provided in subsection (d) or subsection (e)(iii), in any circumstance where it appears:

                (i) That is would be inconsistent with a provision of the Articles of Incorporation, bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                (ii) That is would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                (i)  Insurance. The corporation shall have power to purchase and
                     ---------
maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Section.

                (j)  Fiduciaries of Corporate Employee Benefit Plan. This
                     ----------------------------------------------
Section does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent as defined in subsection (a) of this Section. The corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by California Corporations Code, Section 207(f).

                                  ARTICLE XI

                                  Amendments
                                  ----------

         Section 62. Amendments. New Bylaws may be adopted or these Bylaws may
                     ----------
be amended or repealed only by the vote or written consent of holders of all of the outstanding shares entitled to vote.

                   [LETTERHEAD OF MUSICK, PEELER & GARRETT]

                                 June 13, 1984

                                                   WRITER'S DIRECT DIAL NUMBER
                                                   (213) 629-7616
CONFIDENTIAL
------------

Kirin Brewery Co., Ltd.                            Kirin-Amgen, Inc.
26-1 Jingumae                                      1900 Oak Terrace Lane
6 Chome                                            Thousand Oaks, CA 91320
Shibuya-ku                                         U.S.A.
Tokyo 150, JAPAN

Amgen
1900 Oak Terrace Lane
Thousand Oaks, CA 91320
U.S.A.

                  Re: Kirin-Amgen, Inc.
Gentlemen:

                  The California State Bar had adopted a set of Rules of Professional Conduct by which its members are governed. One such rule is Rule 5-102 (B) which reads as follows:

                  "(B) A member of the State Bar shall not represent conflicting interests, except with the written consent of all parties concerned."

                  Our office has been asked by each of you to act as legal counsel to Kirin-Amgen, Inc., a California corporation
("Corporation").

                  This is quite an array of responsibility, and with it goes the potential of a conflict of interest. Accordingly, we hereby declare to each of you that the following are conditions of our continued engagement by all of you:

                            (1) If any one or more of you shall ever be of the view that our continued representation of the several interests which have been referred to above is not agreeable to you for any reason, or

                            (2)  If we shall reach that same view,


                                  EXHIBIT "F"

                           MUSICK, PEELER & GARRETT
             A LAW PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS


Kirin Brewery Co., Ltd.
Amgen
Kirin-Amgen, Inc.
June 13, 1984
Page Two

                         (2)  If we shall reach that same view, then the entity
desiring to have representation of Corporation terminated should notify all others concerned. Upon such notice, we pledge to do everything reasonably necessary and appropriate to effect a termination of the representation as soon as practicable and in such a manner as befits the circumstances existing at that time.

                  In order that we might be in compliance with the above-cited Rule, we ask each of you to be good enough to sign a copy of this letter and return the same to us. The extra copy is for your files.

                  Kindest personal regards.

                                             Very truly yours,

                                             /s/ Joel S. Marcus, P.C.
                                             of MUSICK, PEELER & GARRETT

JSM/jr
Enclosure

                  Each of the undersigned hereby acknowledges receipt of the foregoing letter, and with full knowledge of the contents thereof, hereby waives any conflict of interest that may exist by reason of the undertaking of Musick, Peeler & Garrett to provide a legal representation as described therein.

KIRIN BREWERY CO., LTD., a                KIRIN-AMGEN, INC., a
Japanese corporation                      California corporation

By: /s/ Noboru Miyadai                    By: /s/ Tatsuhiko Kaneka
    General Manager R & D Dept.                   Its Vice President - Kirin
        Date: June 13, 1984                       Date: June 13, 1984

AMGEN, a California corporation

By: /s/ Gordon M. Binder

      Its Vice President
      Date: June 13, 1984

A MEMBER OF ARTHUR YOUNG INTERNATIONAL

ARTHUR YOUNG
                                              515 South Flower Street
                                              Los Angeles, California 90071



June 13, 1984

KIRIN-AMGEN, Inc.
1892 Oak Terrace Lane
Newbury Park, California 91320

Attention:    Mr. Gordon M. Binder

We are pleased to accept appointment as certified public accountants for KIRIN-AMGEN, Inc. to examine and report on your annual financial statements. In addition, our services will include the preparation of your federal and state income tax returns. We will also be prepared to be helpful to you on any problems within our competence that might arise during the year, and hope that you will call on us at any time you think we can be of assistance.

Gary Johnson and Joe Johns will be responsible for coordinating and managing all of the services we perform for you. Marty Melone will be the colleague partner who will consult with Messrs. Johnson and Johns on significant aspects of the engagement and substitute for them when they are unavailable.

It will be the responsibility of Mr. Johnson and Mr. Johns to make sure that your management receives good service. They will, as-desirable, call upon other individuals with specialized knowledge and skills, either in this office or elsewhere in the firm. An audit manager and a tax manager will be assigned to your work, and we expect that they will soon establish direct working relationships with personnel in your Company.

Our examination of your annual financial statements will be made in accordance with generally accepted auditing standards and accordingly will include such tests as we consider necessary in the circumstances. Unless unusual conditions not now foreseen make it impracticable for us to do so, we will submit a report on our examination of these financial statements which will express an opinion as to the fairness of their presentation in conformity with generally accepted accounting principles.

                             EXHIBIT "G"

Mr. Gordon M. Binder
June 13, 1984
page 2

Under generally accepted auditing standards the independent auditor has the responsibility, within the inherent limitations of the auditing process, to plan the examination to search for errors or irregularities (as defined in authoritative professional literature) that would have a material effect on the financial statements. Our search for material errors or irregularities ordinarily is accomplished by performing those auditing procedures that in our judgment are appropriate in the circumstances to form an opinion on the financial statements as a whole. Our examination, which is based on the concept of selective testing of the data being examined, is subject to the inherent risk that material errors or irregularities, if they exist, will not be detected.

In conducting our examination, we will be aware of the possibility that illegal acts (as defined in authoritative professional literature) may have occurred that may have a material effect on the financial statements. Examinations conducted in accordance with generally accepted auditing standards are of limited effectiveness in discovering possible illegal acts and cannot be expected to provide assurance that illegal acts will be detected, although procedures that are performed primarily for the purpose of forming an opinion on the financial statements as a whole may also bring possible illegal acts to the auditor's attention.

During the course of our examination, we may observe opportunities for economies in or improved controls over your operations. It is our practice to bring such opportunities to the attention of an executive at the appropriate level of management, either orally or in writing. Should you desire any further information concerning our responsibilities and functions as an independent auditor in making the examination, we shall be pleased to furnish information to you upon request.

Our charges are based on hours worked by the various grades of personnel, at our standard rates applicable to each. We will bill you monthly on the basis of such charges plus out-of-pocket expenses. We will submit annually, for your approval, budgets outlining our estimated fees and expenses.

Mr. Gordon M. Binder
June 13, 1984
page 3

If this letter meets with your approval, please sign one copy and return it to us.

We very much appreciate the opportunity to act as your independent auditors and trust that our association will be a long and pleasant one.

Yours very truly,

/s/ Arthur Young & Company

KIRIN-AMGEN, Inc.

By: /s/ Robert D. Weist                                  Date: June 13, 1984

                KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC.
                -----------------------------------------

                            SERVICES AGREEMENT
                            ------------------


         THIS KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC. SERVICES AGREEMENT
("Agreement") is made as of this         day of, 1984, by and between KIRIN
BREWERY CO., LTD., a Japanese corporation, ("Kirin"), and KIRIN-AMGEN, INC., a California corporation ("Company").


                             R E C I T A L S

         WHEREAS, Amgen, Kirin and the Company have entered into that certain Shareholders' Agreement, dated May 11, 1984, ("Shareholders' Agreement"), with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement);

         WHEREAS, Kirin is willing to provide or cause to be provided certain services to the Company as described below and in accordance with the terms set forth below;

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, IT IS HEREBY AGREED AS FOLLOWS:


                               EXHIBIT "H"

                                ARTICLE I

                               DEFINITIONS
                               -----------

              1.01  Administrative Services: Those services more fully
                    -----------------------
described in Article III hereof including without limitation financial, legal, personnel, and public relations services.

              1.02 EPO: As defined in the Shareholders' Agreement (the "Shareholders' Agreement") among Kirin, Amgen, a corporation organized and existing under the laws of California ("Amgen"), and the Company, of even date herewith.

              1.03  Field of Activity: As defined in the Shareholders'
Agreement.

              1.04 Management Support Services: Those services more fully described in Article II hereof, including without limitation the marketing support and commercial development services to be supplied by the personnel referred to in Article II.

              1.05  Subsidiary: A corporate entity other than Kirin, of
                    ----------
which at least fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by Kirin.


                                ARTICLE II

                       MANAGEMENT SUPPORT SERVICES
                       ---------------------------

              2.01 Types of Services. For the term of this Agreement, Kirin
                   -----------------
shall make available to the Company the following services in connection with the Field of Activity as the Company requests:

                   (a) general management support in connection with the day-to-day operation of the Company's business, including operating and sales services; and

                   (b) commercial development and marketing research services concerning the Field-of Activity.

              2.02 Personnel. Kirin shall make available to the Company the
                   ---------
services described in Section 2.01. Upon the request of the Company, Kirin shall assign to the Company various personnel or consultants retained by Kirin to provide such services. Such personnel or -consultants shall report directly to the Chief Executive Officer of the Company or his designee and to carry out their reasonableand lawful orders in connection with the furnishing of such services as described in Section 2.01. Such personnel or consultants shall be compensated by, and shall remain as employees or consultants of Kirin.

                               ARTICLE III

                         ADMINISTRATIVE SERVICES
                         -----------------------

              3.01 Administrative Services. Kirin shall make available to
                   -----------------------
the Company the services of its treasury, control, planning, internal audit, tax, legal, personnel, public relations, data processing, purchasing and insurance departments, or the equivalents thereof, and other miscellaneous administrative staff groups, or the equivalents thereof, to advise and assist the Company with respect to matters falling within the areas of expertise of these various departments as the Company requests.

              3.02 Requests and Timing of Services. The Administrative
                   -------------------------------
Services under this Article III shall be made available to the Company in accordance with written requests made by the Company and shall be performed by Kirin's internal staff groups which generally perform such services for Kirin. These Administrative Services shall be provided by Kirin in a reasonably prompt manner subject to the availability of personnel and the level of tasks generally demanded of the Kirin staff groups involved.


                                ARTICLE IV

                           CHARGES FOR SERVICES
                           --------------------

              4.01 Charges for Services. Services supplied to the Company
                   --------------------
by Kirin under Articles II and III hereof shall be charged on the following basis:

              The Company will be charged for each hour of service supplied hereunder an amount equal to the product of two and one-half (2 1/2,' and the annual base salary of the person supplying a particular service to the Company, divided by two thousand (2000). Base salary for the purposes of this section shall mean the base salary paid to such person by Kirin or a Subsidiary for the twelve (12) month period terminating at the end of the fiscal quarterimmediately preceding (or for persons who were not employed by Kirin or a Subsidiary for such period an annualized equivalent computation thereof) the time the services were rendered and shall not include bonuses or an amount for fringe or other benefits.

              4.02 Reimbursement and Record -Keeping. For all services
                   ---------------------------------
supplied to the Company by Kirin under Articles II and III hereunder, the Company shall make reimbursement to Kirin monthly within thirty (30) days of receipt of Kirin's invoice therefor. Kirin shall keep reasonable records as evidence of the above costs for periods of not less than three (3) years and shall allow the Company to examine such records at reasonable times.



                                ARTICLE V

                              RESPONSIBILITY
                              --------------

              5.01 Relationship of the Parties. Nothing in this Agreement
                   ---------------------------
shall be construed as (a) an assumption by Kirin of any obligation to increase the sales or profits of the Company or otherwise to guarantee the success (b) of the Company's operations; an assumption by Kirin of any Company; financial obligation to the between the Company and employees or consultants of Kirin, its subsidiaries or associated companies; (d) an assumption by Kirin of any responsibility for the work performed by outside suppliers employed by the Company at the suggestion or recommendation of Kirin; or (e) the delegation of any function or authorityof the Company to Kirin; it being understood that Kirin will make recommendations and offer advice pursuant to this Agreement but that all decisions with respect thereto and otherwise shall be and remain dependent upon appropriate action of the Board of Directors or the authorized officers of the Company.


                                ARTICLE VI

                                   TERM
                                   ----

              6.01 Term. This Agreement shall come into effect as of the
                   ----
 date hereof and shall remain in full force and effect until terminated by the agreement of the parties.

                               ARTICLE VII

                                  NOTICE
                                  ------

              7.01 Method and Addresses. Any notices required or permitted
                   --------------------
to be given pursuant to this Agreement shall be given in writing and forwarded charges prepaid, by registered first-class mail, or by telex confirmed by registered-first-class mail, and addressed as follows:

       If to Kirin:                      Senior Vice President
                                         KIRIN BREWERY CO., LTD.
                                         26-1, Jingumae 6 Chome
                                         Shibuya-Ku, Tokyo 150
                                         JAPAN
                                         Telex No.: 242-5401 KIRIN J

       If to the Company:                President
                                         KIRIN-AMGEN, INC.
                                         c/o 1900 Oak Terrace Lane
                                         Thousand Oaks, CA 91320 USA
                                         Telex No.:

       With a copy to:                   Joel S. Marcus, P.C.
                                         Musick, Peeler & Garrett
                                         One Wilshire Boulevard
                                         Los Angeles, CA 90017

Either party may give written notice for a change of address in accordance with the provisions of this Article VII and, there after, any notice or request to be given hereunder shall be forwarded to the new address so provided. All notices given hereunder shall be deemed to have been received by the party addressed (a) immediately upon personal delivery, (b) one (1) business day after notice given by telegram or telex, or (c) ten (10) business days after the date of posting of notice sent by

                               ARTICLE VIII

                                 HEADINGS
                                 --------

              8.01  Headings. Article and Section headings in this Agreement
                    --------
are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                                ARTICLE IX

                                ASSIGNMENT
                                ----------

              9.01  Written Consent. This Agreement shall be binding upon
                    ---------------
and inure to the benefit of Kirin and its successors and assigns. This Agreement may not be assigned in whole or in part by either party except with the prior written consent of the other party.

                                ARTICLE X

                              MISCELLANEOUS
                              -------------

              10.01 Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement between the parties with respect to the services described herein to be provided by Kirin to the Company and supersedes all previous negotiations, commitments and writings. This Agreement may not be modified or amended except by a writing duly signed by the authorized representatives of the parties hereto. Any condition or provision of or in any document or communication whatsoever, other than a writing amending or modifying this Agreement- in accordance with the second sentence of this Section 10.01, shall be deemed inapplicable to the obligations between the parties hereto.

              10.02 Amendments and Waivers. Any term of this Agreement may
                    ----------------------
be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Kirin and the Company.

                                ARTICLE XI

                              APPLICABLE LAW
                              --------------

              11.01 Application of California Law. This Agreement shall be
                    -----------------------------
governed by and construed in accordance with the laws of the State of California.

              IN WITNESS WHEREOF, Kirin and the Company have caused this Agreement to be executed by their respective duly authorized representatives in the manner legally binding upon them as of the date first above written.

                                         KIRIN BREWERY CO., LTD.


                                         By
                                           Its


                                         KIRIN-AMGEN, INC.


                                         BY
                                           Its

                            AMGEN/KIRIN-AMGEN, INC.
                            -----------------------

                              SERVICES AGREEMENT
                              ------------------

          THIS AMGEN/KIRIN-AMGEN, INC. SERVICES AGREEMENT ("Agreement") is made
as of this    day of      , 1984, by and between AMGEN, a California corporation
("Amgen") and KIRIN AMGEN, INC., a California corporation ("Company").


                                R E C I T A L S



          WHEREAS, Amgen, Kirin and the Company have entered into that certain Shareholders' Agreement, dated May 11, 1984, ("Shareholders' Agreement"), with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement);

          WHEREAS, Amgen is willing to provide or cause to be provided certain services to -the Company as described below and in accordance with the terms set forth below;

                                  EXHIBIT "I"

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, IT IS HEREBY AGREED AS FOLLOWS:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.01 Administrative Services: Those services more fully described in
               -----------------------
Article III hereof including, without limitation, financial, legal, personnel, and public relations services.

          1.02 EPO: As defined in the Shareholders' Agreement (the "Shareholders' Agreement") among Amgen, Kirin Brewery Co., Ltd., a corporation organized and existing under the laws of Japan ("Kirin"), and the Company, of even date herewith.

          1.03 Field of Activity: As defined in the Shareholders' Agreement.
               -----------------

          1.04 Management Support Services: Those services more fully described in Article II hereof, including without limitation the marketing support and commercial development services to be supplied by the personnel referred to in
Article II.

          1.05 Subsidiary: A corporate entity other than Amgen, of which at
               ----------
least fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by Amgen.

                                  ARTICLE II

                          MANAGEMENT SUPPORT SERVICES
                          ---------------------------

          2.01 Types of Services. For the term of this Agreement, Amgen shall
               -----------------
make available to the Company the following services in connection with the Field of Activity as the Company requests:-

               (a) general management support in connection with the day-to-day operation of the Company's business, including operating and sales services; and

               (b) commercial development and marketing research services concerning the Field of Activity.

          2.02 Personnel. Amgen shall make available to the Company the services
               ---------
described in Section 2.01. Upon request of the Company, Amgen shall assign to the Company various personnel or consultants retained by Amgen to provide such services. Such personnel or consultants shall report directly to the Chief Executive Officer of the Company or his designee and to carry out their reasonable and lawful orders in connection with the furnishing of such services as described in Section 2.01. Such personnel or consultants shall be compensated by Amgen and shall remain as employees or consultants of Amgen.

                                  ARTICLE III

                            ADMINISTRATIVE SERVICES
                            -----------------------

          3.01 Administrative Services. Amgen shall make available to the
               -----------------------
Company the services of its treasury, control, planning, internal audit, tax, legal, personnel, public relations, data procesing, purchasing and insurance departments, or the equivalents thereof, and other miscellaneous administrative staff groups, or the equivalents thereof, to advise and assist the Company with respect to matters falling within the areas of expertise of these various departments as the Company requests.

          3.02 Requests and Timing of Services. The Administrative Services
               -------------------------------
under this Article III shall be made available to the Company in accordance with written requests made by the Company and shall be performed by Amgen's internal staff groups which generally perform such services for Amgen. These Administrative Services shall be provided by Amgen in a reasonably prompt manner subject to the availability of personnel and the level of tasks generally demanded of the Amgen staff-groups involved.

                                  ARTICLE IV

                             CHARGES FOR SERVICES
                             --------------------

          4.01 Charges for Services. Services supplied to the Company by Amgen
               --------------------
under Articles II and III hereof shall be charged on the following basis:

          The Company will be charged for each hour of service supplied hereunder an amount equal to the product of two and one-half (2 1/2) and the annual base salary of the person supplying a particular service to the Company, divided by two thousand (2000). Base salary for the purposes of this section shall mean the base salary paid to such person by Amgen or a Subsidiary for the twelve (12) month period termination at the end of the fiscal quarter immediately preceding (or for persons who were not employed by Amgen or a Subsidiary for such period an annualized equivalent computation thereof) the time the services were rendered and shall not include bonuses or an amount for fringe or other benefits.

          4.02 Reimbursement and Record Keeping. For all services supplied to
               --------------------------------
the Company by Amgen under Articles II and III hereunder, the Company shall make reimbursement to Amgen monthly within thirty (30) days of receipt of Amgen's invoice therefor: Amgen shall keep reasonable records as evidence of the above costs for periods of not less than three (3) years and shall allow the Company to examine such records at reasonable times.

                                   ARTICLE V

                                RESPONSIBILITY
                                --------------

          5.01 Relationship of the Parties. Nothing in this Agreement shall be
               ---------------------------
construed as (a) an assumption by Amgen of any obligation to increase the sales or profits of the Company or otherwise to guarantee the success of the Company's operations; (b) an assumption by Amgen of any financial obligation to the Company; (c) the creation of any relationship of employment between the Company and employees or consultants of Amgen, its subsidiaries or associated companies;
(d) an assumption by Amgen of any responsibility for the work performed by outside suppliers employed by the Company at the suggestion or recommendation of Amgen; or (e) the delegation of any function or authority of the Company to Amgen; it being understood that Amgen will make recommendations and offer advice pursuant to this Agreement but that all decisions with respect thereto and otherwise shall be and remain dependent upon appropriate action of the Board of Directors or the authorized officers of the Company.

                                  ARTICLE VI

                                     TERM
                                     ----

          6.01 Term. This Agreement shall come into effect as of the date hereof
               ----
and shall remain in full force and effect until terminated by the agreement of the parties.

                                  ARTICLE VII

                                    NOTICES
                                    -------

          7.01 Method and Addresses. Any notices required or permitted to be
               --------------------
given pursuant to this Agreement shall be given in writing and forwarded charges prepaid, by registered firstclass mail, or by telex confirmed by registered first-class mail, and addressed as follows:

     If to Amgen:                         Chief Financial Officer
                                          Amgen
                                          1900 Oak Terrace Lane
                                          Thousand Oaks, CA 91320 USA
                                          Telex No.:
     With a copy to:                      Alan C. Mendelson, Esq.
                                          Cooley, Godward, Castro,
                                          Huddleson & Tatum
                                          5 Palo Alto Square
                                          Suite 400
                                          Palo Alto, CA 94306
     If to the Company:                   Chief Financial Officer
                                          Kirin-Amgen, Inc.
                                          1900 Oak Terrace Lane
                                          Thousand Oaks, CA 91320 USA
                                          Telex No.:

     With a copy to:                      Joel S. Marcus, P.C.
                                          Musick, Peeler & Garrett
                                          One Wilshire Boulevard
                                          Los Angeles, CA 90017

Either party may give written notice for a change of address in accordance with the provisions of this Article VII and, there after, any notice or request to be given hereunder shall be forwarded to the new address so provided. All notices given hereunder shall be deemed to have been received by the party addressed-(a) immediately upon personal delivery, (b) one (1) business day after notice given by telegram or telex, or (c) ten (10) business days after the date of posting of notice sent by registered or certified mail.



                                 ARTICLE VIII

                                   HEADINGS
                                   --------

          8.01 Headings. Article and Section headings in this Agreement are
               --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.





                                  ARTICLE IX

                                  ASSIGNMENT
                                  ----------

          9.01 Written Consent. This Agreement shall be binding upon and inure
               ---------------
to the benefit -of Amgen and its successors and assigns. This Agreement may not be assigned in whole or in part by either party except with the prior written consent of the other party.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          10.01 Entire Agreement. This Agreement constitutes the entire
                ----------------
agreement between the parties with respect to the services described herein to be provided by Amgen to the Company and supersedes all previous negotiations, commitments, and writings. This Agreement may not be modified or amended except by a writing duly signed by the authorized representatives of the parties hereto. Any condition or provision of or in any document or communication whatsoever, other than a writing amending or modifying this Agreement in accordance with the second sentence of this Section 10. 01, shall be deemed inapplicable to the obligations between the parties hereto.

          10.02 Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Amgen and the Company.



                                  ARTICLE XI

                                APPLICABLE LAW
                                --------------


          11.01 Application of California Law. This Agreement shall be governed
                -----------------------------
by and construed in accordance with the laws of the State of California.

                  IN WITNESS WHEREOF, Amgen and the Company have caused this Agreement to be executed by their respective duly authorized representatives in the manner legally binding upon them as of the date first above written.

                                       AMGEN
                                       By
                                         Its

                                       KIRIN-ANGEN, INC.

                                       By
                                         Its

                      KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC.
                      ----------------------------------------

                               LICENSE AGREEMENT
                               -----------------

                  THIS KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC. LICENSE
AGREEMENT ("Agreement") is made this   day of   , 1984, by and between
KIRIN-AMGEN, INC., a California corporation ("Company"), and KIRIN BREWERY CO., LTD., a Japanese corporation ("Kirin").



                                R E C I T A L S



                  WHEREAS, Amgen, a corporation organized and existing under the laws of the State of California ("Amgen"), has assigned to the Company, perpetually and irrevocably, certain proprietary technology relating to and useful in the production and worldwide commercial sale of erythropoietin;

                  WHEREAS, Amgen, Kirin and the Company have entered into that certain Shareholders' Agreement, dated May 11, 1984, ("Shareholders' Agreement"), with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement).



                                  EXHIBIT "J"

                  WHEREAS, Kirin, Amgen and the Company have entered into a Development and Supply Agreement of even date herewith (the "Development Agreement"), pursuant to which Kirin and Amgen will conduct development work for the Company with regard to certain elements of the Transferred Technology (as hereinafter defined), and the Company will own the entire right, title and interest in such technology, patent rights and organisms (including the right to grant the license to Kirin hereunder);

                  WHEREAS, Kirin desires to obtain from the Company the EPO Technology and to acquire a license to such technology, patent rights and organisms in order to develop, manufacture, market and sell EPO (as hereinafter defined) in the Field of Activity (as hereinafter defined) in its Territory (as hereinafter defined) employing such technology; and in view of the Shareholders' Agreement and the parties further development activities pursuant to the Development Agreement, the Company is willing to grant such a license to Kirin; and

                  WHEREAS, the Company has granted a similar license to Amgen, of-even date herewith (the "Amgen License"), with respect to the exploitation of the EPO Technology in the United States of America, its territories and possessions, on substantially the same terms and conditions contained herein and for the same purposes described herein.

                   NOW, THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

                   1.01 EPO: "EPO" shall have the meaning set forth in the Shareholders' Agreement.

                   1.02      EPO Technology: "EPO Technology" shall have the
                             --------------
meaning set forth in the Shareholders' Agreement.

                   1.03      EPO Organisms: "EPO Organisms" shall have the
                             -------------
meaning set forth in the Shareholders' Agreement.

                   1.04      Territory: "Territory" shall mean the territory
                             ---------
composed of the country of Japan.

                   1.05      Field of Activity: "Field of Activity" shall have
                             -----------------
the meaning set forth in the Shareholders' Agreement.

                   1.06      Party. "Party" shall mean Kirin or the Company or,
                             -----
when used in the plural, Kirin and the Company.

                   1.07      Development Program: "Development Program" shall
                             -------------------
have the meaning set forth in the Shareholders' Agreement.

                   1.08      Subsidiary: "Subsidiary" shall mean a corporate
                             ----------
entity more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by Kirin or the Company.

                   1.09      Term of Support: "Term of Support" shall have the
                             ---------------
meaning set forth in the Development Agreement.

                   1.10 Sales Value: "Sales Value" means the gross amount billed by Kirin and its Subsidiaries, as the case may be, to customers with respect to the sale or use of EPO Products less: (1) trade and/or quantity discounts, to the extent permitted by law; (2) returns and allowances; and (3) retroactive price reductions.

                   1.11      Force Majeure: "Force Majeure" shall have the
                             -------------
meaning set forth in Article 22 of the Shareholders' Agreement.



                                  ARTICLE II

                               GRANT OF LICENSE
                               ----------------

                   2.01      Grant of License. For the term of this Agreement
                             ----------------
and subject to the reservations contained in this Article II, the Company hereby grants to Kirin a sole and exclusive license to all EPO Technology, for the limited purposes of engaging in the Field of- Activity and solely for use in the manufacture and marketing of EPO in the Territory.

                  2.02       Rights to Sublicense. The Company also grants to
                             --------------------
Kirin the right to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 2.01 only (a) to any Subsidiary of Kirin, (b) to customers of Kirin, inlcuding marketing and distribution agents, in connection with sales of EPO, (c) to a single manufacturer of EPO, other than Kirin or any Subsidiary, for the account of Kirin, and (d) to licensees of Kirin under patents, know-how or materials owned by Kirin to the extent such licensees require any such sublicenses in order to practice the patents or know-how or to use the materials that are the subject of the license from Kirin; provided, however, that no sublicense shall be granted under clause (c) or (d) hereof without the prior written consent (not to be unreasonably withheld) of the Company. Any sublicensees of Kirin shall undertake in writing to be bound by the provisions of Section 3.02 hereof to the same extent Kirin is bound. Kirin shall notify the Company of the identity of each sublicensee to whom a sublicense is granted and provide the Company a true copy of such sublicense. In the event that the license granted to Kirin hereunder is terminated at any time, the Company shall have the option to terminate or to have Kirin assign to the Company, retroactive to such termination, any sublicenses granted hereunder by Kirin to any Subsidiary of Kirin. Kirin shall include, in all its sublicenses granted hereunder to any Subsidiary of Kirin, provisions for such termination and assignment.

                   2.03     Amgen License. The Company reserves the right to
                            -------------
grant licenses to utilize the EPO Technology to Amgen in accordance with the terms of the Amgen License.

                   2.04     Other Licenses. The Company reserves the right to
                            --------------
grant licenses to utilize the EPO Technology in the manner provided in the Shareholders' Agreement.

                   2.05     No License Fee. Except as provided in Article IV,
                            --------------
there shall be no license fee paid to the Company by Kirin for the grant of the license described in this Article II.



                                  ARTICLE III

                                  DISCLOSURE
                                  ----------

                   3.01     Disclosure.
                            ----------

                            (a)  The Company shall, in accordance with the
Shareholders' Agreement and the Development Agreement during the Term of Support, reasonably disclose and deliver to Kirin all EPO Technology in sufficient detail to permit Kirin to employ such data for the purposes provided herein.

                            (b)  Kirin shall, during the Term of Support, have
the right to attend and participate in the Company's technical meetings, conduct plant visits at reasonable intervals and receive information concerning the EPO Technology.

                  3.02 Confidentiality.
                       ---------------

                            (a)  Any secret or confidential EPO Technology which
is disclosed to Kirin pursuant to this Agreement or the Shareholders' Agreement, shall be designated as confidential information in the following manner:

                                     (i)  If the disclosure is in written form,
by prominently marking or stamping each document containing such information with a notice indicating the confidential and proprietary nature of the information; and

                                    (ii)  If the disclosure is in oral form, by
orally stating at the time of such disclosure that the information disclosed is confidential and proprietary and by delivering to Kirin within fifteen (15) days of the oral disclosure written notice confirming the confidential and proprietary nature of the information.

                            (b)  Except to the extent expressly authorized by
Agreement, the Shareholders' Agreement, the Development Agreement or by other prior written consent of the Company for the term of this Agreement and thereafter, Kirin shall keep completely confidential and shall not publish or otherwise disclose to others and shall not use any secret or confidential EPO Technology disclosed or provided to Kirin by the Company. For the purposes of this Agreement, EPO Technology shall be deemed not secret or confidential to the extent, and only to the extent, that it:

                          (i)   was known to Kirin at the time of its disclosure
and not otherwise subject to an obligation of Kirin to keep such information confidential;

                          (ii)  was generally available to the public or was
otherwise part of the public domain at the time of its disclosure;

                          (iii) became generally available to the public or
became otherwise part of the public domain after its disclosure and other than through any act or omission of Kirin in breach of this Agreement; or

                          (iv)  became known to Kirin after its disclosure (A)
from a source other than the Company (including from independent development by Kirin), (B) other than from a third party who had an obligation to the Company not to disclose such information to others, and (C) other than under an obligation of confidentiality. Kirin may disclose any EPO Technology to the extent such disclosure or delivery is necessary for Kirin to comply with laws or regulations, or to make, use or sell under any license granted hereunder by the Company or to sublicense others to do so; provided, that Kirin shall give the Company reasonable advance notice of such proposed disclosure or delivery, shall use its best efforts to secure confidential treatment of the EPO Technology to be disclosed and shall advise the Company in writing of the manner in which that was done.

                            (c) The obligation of confidentiality imposed by
this Section 3.02 shall survive termination of this Agreement for any reason whatsoever.

                  3.03 EPO Organisms.
                       -------------

                            (a)  The Company shall during the Term of Support
provide to Kirin such EPO Organisms as Kirin requests and as are required for Kirin's business within the Field of Activity, solely for use by Kirin during the period of and under the terms of the right to use such EPO Organisms granted by the Company to Kirin in Sections 2.01 and 2.02, above.

                            (b)  The license granted herein to Kirin with
respect to the EPO Organisms shall be limited solely to the use by Kirin of such EPO Organisms in the Field of Activity. Except as expressly authorized by this Agreement or by other prior written consent of the Company, for the term of this Agreement and thereafter, Kirin shall not deliver, transmit or provide to any person other than to a sublicensee under a license granted in accord in Section 2.02, and shall not use, any of the EPO Organisms owned by the Company, or authorize, cause or aid anyone else to do so. Except for Sections 2.01 and 2.02, above, nothing in this Agreement shall be deemed to give Kirin any right or license to use, manufacture, replicate or reproduce any of the EPO Organisms owned by the Company, or to authorize, aid, or cause others so to do.

                                  ARTICLE IV

                                    ROYALTY
                                    -------

     4.01 Royalty. Kirin shall pay to the Company a royalty, at the applicable
          -------
rate hereinafter specified, on EPO which is sold by Kirin or any of its Subsidiaries in the Territory while any license acquired hereunder by Kirin with respect to EPO shall remain in force, whether or not such Subsidiaries are sublicensed pursuant to Section 2.05, such royalty rate to be applied to the Sales Value of such EPO. The royalty rate applicable to the EPO is five percent (5%) of the Sales Value.

     4.02 Sales to Subsidiaries. No royalties shall be payable in respect of any
          ---------------------
sale of EPO as between Kirin and any Subsidiary, but any resale of such EPO, or use thereof to manufacture a product for sale by Kirin and any such Subsidiary shall require the payment of a royalty hereunder to the Company.

     4.03 Records. Kirin shall keep full, complete and accurate records with
          -------
regard to the sale of EPO sufficient to enable the Company to verify the accuracy of the statements required by Section 4.04 (a) hereof. The Company shall have the right through its accredited auditing representative to make an examination and audit, during normal business hours, not more frequently than annually, of all such records and such other records and accounts as may under recognized accounting practices contain information bearing upon the amount of royalty payable to it under this Agreement. Prompt adjustment shall be made by the proper partyto compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit nor the right to receive such adjustment shall be affected by any statement to the contrary, appearing on checks or otherwise, unless such statement appears in a letter, signed by the party having such right and delivered to the other party, expressly waiving such rights.

     4.04 Terms of Accounting.
          -------------------

          (a) Within sixty (60) days after the end of each semiannual period ending on June 30th or December 31st, commencing with the semiannual period after the first sale of EPO by Kirin, Kirin shall. furnish to the Company a statement, in form acceptable to the Company, certified by a responsible official of Kirin showing,all EPO sold during such semiannual period, the Sales Value of .such EPO and the amount of royalty payable thereon (or if no EPO has been so sold, showing this fact).

          (b) Within such sixty (60) days Kirin shall, irrespective of its own business and accounting methods, pay to the Company the royalties payable for such semiannual period.

          (c) Kirin shall furnish whatever additional information the Company may reasonably prescribe from time to time to enable the Company to ascertain which EPO sold by Kirin or any of its Subsidiaries are subject to the payment of royalty to the Company, and the amount of royalty payable thereon.

     4.05 Late Payments. Royalty payments provided for in this Agreement shall,
          -------------
when overdue, be subject to a late payment charge calculated at an annual rate of one percent (1%) over the prime rate or successive prime rates in effect in Los Angeles, California during delinquency; provided, however, that if the amount of such late payment charge exceeds the maximum permitted by law for such charge, such charge shall be reduced to such maximum amount.

     4.06 Payments. Payment to the Company shall be made in United States
          --------
dollars. If any royalty for any semiannual period referred to in Section 4.04 is computed in Japanese currency, conversion to United States dollars shall be at the prevailing rate as quoted for the last day of such semiannual period by leading banks in Tokyo, Japan.

     4.07 Taxes. Kirin shall bear all taxes, however, designated, imposed as a
          -----
result of the existence or operation of this Agreement, including, but not limited to, any tax on or measured by, any payment or receipt of payment hereunder, any registration tax, any tax imposed with respect to the granting or transfer of licenses or other rights or considerations hereunder, and any tax which Kirin is required to withhold or deduct from payments to the Company, except any such tax imposed upon the Company by any governmental entity within or without the United States.

                                   ARTICLE V

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------


     5.01 Patent Applications. Kirin shall pay the Company's reasonable costs
          -------------------
and expenses (including attorney's fees) incurred to file, prosecute and maintain in force any patent applications or patents of the EPO Technology, which Kirin shall desire the Company to file, prosecute or maintain in the Territory; provided, that, to the extent an application or patent includes subject matter not covering the manufacture, use and sale ofproducts in the Field of Activity, Kirin shall pay an equitable pro rata share of such expenses.


                                  ARTICLE VI

                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                ----------------------------------------------

     6.01 Enforcement. Subject to Section 6.03, Kirin shall have the right, but
          -----------
not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement of any patent or copyright, misappropriation of any trade secret or interference with any other intellectual property right relating to the EPO Technology that Kirin shall have obtained pursuant to this Agreement.

     6.02 Infringements. Subject to Section 6.03, Kirin shall have the right,
          -------------
but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement in the Field of Activity of any patent of the EPO Technology covering only the making, use or sale or products or the use of processes in the Field of Activity. If Kirin finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Kirin shall pay to the Company its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should Kirin lack standing to bring any such action then Kirin may cause the Company to do so upon first undertaking to indemnify and hold the Company harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by Kirin.

     6.03.     Maintenance of Action. Kirin shall notify the Company of any
               ---------------------
material infringement in the Field of Activity of any patent within the EPO Technology covering the making, use or sale of products or the use of processes both within and outside the Field of Activity and shall provide the Company with any available evidence of such infringement. The Company and Kirin shall consult with each other as to the best manner in which to proceed. The Company shall have the first right, but no obligation, to bring or defend any suit or action on any claim involving such infringement of any such patent of the EPO Technology on such terms relating to reimbursement of associated costs and expenses as shall be agreed to. If the Company finds it necessary or desirable to join Kirin in such suit or action, Kirin shall execute all papers and perform such other acts as may be reasonably required to do so and may, at its option be represented by counsel of its choice unless the Company and Kirin otherwise agree, any amount recovered in any such action, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained by Kirin. In the event the Company fails to take action with respect to such infringement within a reasonable period, no less than six (6) months, following receipt of such notice and evidence, Kirin shall have the right to bring, defend and maintain any appropriate suit or action involving such infringement in the Field of Activity. If Kirin finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Kirin shall pay to the Company the reasonable expenses of the Company (excluding its attorney's fees) in connection with any such suit or action. Any amount recovered in any such action or suit, whether by judgement or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained entirely by Kirin.


                                  ARTICLE VII
                                  -----------

                             TERM AND TERMINATION
                             --------------------


     7.01. Term. Unless sooner terminated as provided below, the license and
           ----
rights granted under Sections 2.01 and 2.02 hereof under patents shall continue with respect to each patent of the EPO Technology for the life of that patent.

     7.02. Effective Date. This Agreement (including the license and rights
           --------------
granted under Sections 2.01 and 2.02 hereof) shall come into effect as of the date hereof and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company, or (b) termination pursuant to either Section 7.03 or 7.04.

     7.03. Default. In the event that a Party (the "Defaulting Party") shall (a)
           -------
fail to make any payment hereunder when and as due, or otherwise default in its obligations hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice from another Party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankruptcy, (c) go or be placed in a process of complete liquidation other than for an amalgamation or reconstruction, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, any other Party, at its option, may terminate its obligations to and the rights of the Defaulting Party under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

     7.04. Survival. Notwithstanding the termination of a Party's obligations to
           --------
or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Sections 7.02, 7.03, the provisions of Section 3.02, this
Section 7.04 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, Kirin shall immediately return to the Company (to the extent such return is technically feasible) all EPO Technology in the possession of Kirin or its Subsidiaries, or of which Amgen shall have the right to regain possession or, at the sole election of the Company, shall destroy such EPO Technology (to the extent technically feasible).

                                 ARTICLE VIII
                                 ------------

                                 INFRINGEMENTS
                                 -------------

     8.01  Infringements. In the event that Kirin is charged with infringement
           -------------
or unauthorized use of the alleged patent rights or proprietary rights of others by reason of the exploitation by Kirin of EPO Technology or any component thereof, then the Company shall indemnify and hold Kirin harmless from such claim to the full extent of any damage recovery with respect to such claim and legal costs incurred in Kirin's defense.


                                  ARTICLE IX
                                  ----------

                            CONSENTS AND APPROVALS
                            ----------------------

     9.01. Best Efforts. The parties hereto shall use their best efforts to
           ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                   ARTICLE X
                                   ---------

                                    NOTICE
                                    ------


     10.01. Company Notice. All materials to the Company under this Agreement
            --------------
shall be in writing and sent to:


                     Kirin-Amgen, Inc.
                     1900 Oak Terrace Lane
                     Thousand Oaks, CA 91320
                     Attn: Corporate Secretary

With a copy to:      Joel S. Marcus, P.C.
                     Musick, Peeler & Garrett
                     One Wilshire Boulevard
                     Los Angeles, CA 90017



     10.02. Kirin Notice. All notices to Kirin under this Agreement shall be in
            ------------
writing and sent to:

                     Senior Vice President
                     KIRIN BREWERY CO., LTD.
                     26-1, Jingumae 6 Chome
                     Shiguya-Ku, Tokyo 150
                     Japan
                     Telex No.: 242-5401 KIRINBJ

     10.03. Changes. The addresses given above may be changed by notice as
            -------
specified above.

     10.04. Notice Deemed Given. Notices required or permitted hereunder and
            -------------------
sent as specified above shall be deemed
given (a) immediately upon personal delivery, (b) one (1) business day after notice given by telegram or telex, and (c) ten (10) business days after the date of posting notice, sent by registered or certified mail.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          11.01. Entire Agreement. This Agreement, together with any other
                 ----------------
written agreements between the parties hereto, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

          11.02. Headings. Article and section headings in this Agreement are
                 --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          11.03. Execution in Counterparts. This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

          11.04  Force Majeure. It is agreed that each of the Parties hereto is
                 -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The Party so affected shall give notice to the other Party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days. Notwithstanding the foregoing, should an event of Force Majeure remain in effect for a period of six
(6) months, then in such event, the Company and Kirin hereby agree to promptly renegotiate the terms of this Agreement, and if no such agreement can be reached within sixty (60) days of such six (6) month period, the party not so effected by the Force Majeure shall have the option to terminate this Agreement and if such party so elects then this Agreement shall automatically terminate and be of no further force or effect.

          11.05. Applicable Law. This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of California.

          11.06. Assignment on Written Consent. This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the Company and Kirin and their respective successors and assigns to the extent it is assignable. This Agreement may not be assigned in whole or in part by Kirin, except with the prior written consent of the Company or except as part of the sale of the Company's entire business relating to the Field of Activity.

          11.07. Severability. In the event any one or more of the provisions
                 ------------
contained in this Agreement shall be invalid, illegal or-unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the Parties as possible and if unreformable, shall be severed and deleted from this Agreement.

          11.08. No Waiver. No failure or delay on the part of either Party in
                 ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

          11.9.  Trademarks and Tradenames. The Company grants no rights to
                 -------------------------
Kirin in any trademarks or tradenames of the Company or of any of its respective subsidiaries or affiliated companies.

          11.10. Indemnity. Kirin hereby (a) releases the Company from any
                 ---------
obligation to defend, indemnify or save Kirin and its agents and employees harmless from and (b) agrees to defend, indemnify and save the Company harmless from any and all cost, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by Kirin or the use by Kirin of the EPO Technology furnished pursuant to any provision hereunder, or otherwise arising out of or related to the performance of this Agreement.

          11.11. Other Agreements. Any other provision of this Agreement
                 ----------------
notwithstanding, noting in this Agreement shall obligate the Company to disclose to Kirin any information or to make available to the Kirin any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.


                                             KIRIN-AMGEN, INC.

                                             By

                                                 Its


                                             KIRIN BREWERY CO., LTD.

                                             By

                                                 Its

                            AMGEN/KIRIN-AMGEN, INC.
                            -----------------------

                               LICENSE AGREEMENT
                               -----------------

          THIS AMGEN/KIRIN-AMGEN, INC. LICENSE AGREEMENT is made this       day
of      , 1984, by and between KIRIN-AMGEN, INC., a California corporation
("Company"), and AMGEN, a California corporation ("Amgen").

                                R E C I T A L S

          WHEREAS, Amgen has assigned to the Company, perpetually and irrevocably, certain proprietary technology relating to and useful in the production and worldwide commercial sale of erythropoietin;

          WHEREAS, Amgen, Kirin and the Company have entered into that certain Shareholders' Agreement, dated May 11, 1984, ("Shareholders' Agreement"), with respect to the formation of the Company to engage in the development, manufacture, production and sale of EPO products (as defined in the Shareholders' Agreement) for human therapeutic use in the Field of Activity (as defined in the Shareholders' Agreement).








                                  EXHIBIT "K"

          WHEREAS, Amgen, Kirin and the Company have entered into a Development and Supply Agreement of even date herewith (the "Development Agreement"), pursuant to which Amgen and Kirin will conduct development work for the Company with regard to certain elements of the Transferred Technology (as hereinafter defined) and the Company will own the entire right, title and interest in such technology, patent rights and organisms (including the right to grant the license to Amgen hereunder);

          WHEREAS, Amgen desires to obtain from the Company the EPO Technology and to acquire a license to such technology, patent rights and organisms in order to develop, manufacture, market and sell EPO (as hereinafter defined) in the Field of Activity (as hereinafter defined) in its Territory (as hereinafter defined) employing such technology; and in view of the Shareholders' Agreement and the parties' further development activities pursuant to the Development Agreement, the Company is willing to grant such a license to Amgen; and

          WHEREAS, the Company has granted a similar license to Kirin, of even date herewith (the "Kirin License"), with respect to the exploitation of the EPO Technology in the country of Japan on substantially the same terms and conditions contained herein and for the same purposes described herein.

          NOW, THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.01 EPO. "EPO" shall have the meaning set forth in the Shareholders' Agreement.

          1.02  EPO Technology. "EPO Technology" shall have the meaning set
                --------------
forth in the Shareholders' Agreement.

          1.03  EPO Organisms. "EPO Organisms" shall have the meaning set forth
                -------------
in the Shareholders' Agreement.

          1.04  Territory. "Territory" shall mean the territory composed of the
                ---------
United States of America, its territories and possessions.

          1.05  Field of Activity. "Field of Activity" shall have the meaning
                -----------------
set forth in the Shareholders' Agreement.

          1.06  Party. "Party" shall mean Amgen or the Company or, when used in
                -----
the plural, Amgen and the Company.

          1.07  Development Program. "Development Program" shall have the
                -------------------
meaning set forth in the Shareholders' Agreement.

          1.08  Subsidiary. "Subsidiary" shall mean a corporate entity more than
                ----------
50%of the voting stock of which is owned or controlled, directly or indirectly, by Amgen or the Company.

          1.09  Term of Support. "Term of Support" shall have the meaning set
                ---------------
forth in the Development Agreement.

          1.10 Sales Value. "Sales Value" means the gross amount billed by Amgen and its Subsidiaries, as the case may be, to customers with respect to the sale or use of EPO Products less: (1) trade and/or quantity discounts to the extent permitted by law; (2) returns and allowances; and (3) retroactive price reductions.

          1.11  Force Majeure. "Force Majeure" shall have the meaning set forth
                -------------
in Article 22 of the Shareholders' Agreement.

                                  ARTICLE II

                               GRANT OF LICENSE
                               ----------------

          2.01  Grant of License. For the purposes of this Agreement and subject
                ----------------
to the reservations contained in this Article II, the Company hereby grants to Amgen a sole and exclusive license to all EPO Technology for the limited purpose of engaging in the Field of Activity and solely for use in the manufacture and marketing of EPO in the Territory. Said license shall be exclusive except as provided in Section 2.03 hereof.

          2.02  Rights to Sublicense. The Company also grants to Amgen the right
                --------------------
to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 2.01 only (a) to any Subsidiary of Amgen, (b) to customers of Amgen, including marketing and distribution agents, in connection with sales of EPO to such customers, (c) to a single manufacturer of EPO, other than Amgen or any Subsidiary, for the account of Amgen, and (d) to licensees of Amgen under patents, know-how or materials owned by Amgen to the extent such licensees require any such sublicense in order to practice the patents or know-how or to use the materials that are the subject of the license from Amgen; provided, however, that no sublicense shall be granted under clause
(c) or (d) hereof without the prior written consent (not to be unreasonably withheld) ofthe Company. Any sublicensees of Amgen shall undertake in writing to be bound by the provisions of Section 3.02 hereof to the same extent Amgen is bound. Amgen shall notify the Company of the identify of each sublicensee to whom a sublicense is granted and provide the Company a true copy of such sublicense. In the event that the license granted to Amgen hereunder is terminated at any time, the Company shall have the option to terminate or to have Amgen assign to the Company, retroactive to such termination, any sublicenses granted hereunder by Amgen to any Subsidiary of

Amgen. Amgen shall include, in all its sublicenses granted hereunder to any Subsidiary of Amgen, provisions for such termination and assignment.

          2.03  Kirin License. The Company reserves the right to grant licenses
                -------------
to utilize the EPO Technology to Kirin in accordance with the terms of the Kirin License.

          2.04  Other Licenses. The Company reserves the right to grant licenses
                --------------
to utilize the EPO Technology in the manner provided in the Shareholders' Agreement.

          2.05  No License Fee. Except as provided in Article IV, there shall be
                --------------
no license fee paid to the Company by Amgen for the grant of the license described in this Article II.

                                  ARTICLE III

                                  DISCLOSURE
                                  ----------

          3.01  Disclosure.
                ----------

                (a) The Company shall, in accordance with the Shareholders' Agreement and the Development Agreement during the Term of Support, reasonably disclose and deliver to Amgen all EPO Technology in sufficient detail to permit Amgen to employ such data for the purposes provided herein.

                (b) Amgen shall, during the Term of Support, have the right to attend and participate in the Company's technical meetings, conduct plant visits at reasonable intervals and receive information concerning the EPO Technology.

          3.02  Confidentiality.
                ---------------

                (a) Any secret or confidential EPO Technology which is disclosed to Amgen pursuant to this Agreement or the Shareholders' Agreement, shall be designated as confidential information in the following manner:

                    (i) If the disclosure is in written form, by prominently marking or stamping each document containing such information with a notice indicating the confidential and proprietary nature of the information; and

                    (ii) If the disclosure is in oral form, by orally stating at the time of such disclosure that the information disclosed is confidential and proprietary and by delivering to Amgen within fifteen (15) days of the oral disclosure written notice confirming the confidential and proprietary nature of the information.

               (b) Except to the extent expressly authorized by this Agreement, the Shareholders' Agreement, the Development Agreement or by other prior written consent of the Company for the term of this Agreement and thereafter, Amgen shall keep completely confidential and shall not publish or otherwise disclose to others and shall not use any secret or confidential EPO Technology disclosed or provided to Amgen by the Company. For the purposes of this Agreement, EPO Technology shall be deemed not secret or confidential to the extent, and only to the extent, that it:

                      (i) was known to Amgen at the time of its disclosure and not otherwise subject to an obligation of Amgen to keep such information confidential;

                     (ii) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

                    (iii) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission or Amgen in breach of this Agreement; or

               (iv) became known to Amgen after its disclosure (A) from a source other than the Company (including from independent development by Amgen), (B) other than from a third party who had an obligation to the Company not to disclose such information to others, and (C) other than under an obligation of confidentiality. Amgen may disclose any EPO Technology to the extent such disclosure or delivery is necessary for Amgen to comply with laws or regulations, or to make, use or sell under any license granted hereunder by the Company or to sublicense others to do so; provided, that Amgen shall give the Company reasonable advance notice of such proposed disclosure or delivery, shall use its best efforts to secure confidential treatment of the EPO Technology to be disclosed and shall advise the Company in writing of the manner in which that was done.

                (c)  The obligation of confidentiality imposed by this Section
3.02 shall survive termination of this Agreement for any reason whatsoever.

          3.03  EPO Organisms.
                -------------

                (a) The Company shall during the Term of Support provide to Amgen such EPO Organisms as Amgen requests and as are reasonably required for Amgen's business within the Field of Activity, solely for use by Amgen during the period of and under the terms of the right to use such EPO Organisms granted by the Company to Amgen in Sections 2.01 and 2.02, above.

                (b) The license granted herein to Amgen with respect to the EPO Organisms shall be limited solely to the use by Amgen of such EPO Organisms in the Field of Activity. Except as expressly authorized by this Agreement or by other prior written consent of the Company, for the term of this Agreement and thereafter, Amgen shall not deliver, transmit or provide to any person other than to a sublicensee under a license granted in accord in Section 2.02, and shall not use, any of the Licensed Organisms owned by the Company, or authorize, cause or aid anyone else to do so. Except for Sections 2.01 and 2.02, above, nothing in this Agreement shall be deemed to give Amgen any right or license to use, manufacture, replicate or reproduce any of the

Licensed Organisms owned by the Company, or to authorize, aid, or cause others so to do (although the Company may grant such rights to Amgen pursuant to Section 1.04 of the Amgen Assignment).


                                  ARTICLE IV

                                    ROYALTY
                                    -------

          4.01  Royalty. Amgen shall pay to the Company a royalty, at the
                -------
applicable rate hereinafter specified, on EPO which is sold by Amgen or any of its Subsidiaries in the Territory while any license acquired hereunder by Amgen with respect to EPO shall remain in force, whether or not such Subsidiaries are sublicensed pursuant to Section 2.05, such royalty rate to be applied to the Sales Value of such EPO. The royalty rate applicable to the EPO is five percent (5%) of the Sales Value.

          4.02  Sales to Subsidiaries. No royalties shall be payable in respect
                ---------------------
of any sale of EPO as between Amgen and any Subsidiary, but any resale of such EPO, or use thereof to manufacture a product for sale by Amgen and any such Subsidiary shall require the payment of a royalty hereunder to the Company.

          4.03  Records. Amgen shall keep full, complete and accurate records
                -------
with regard to the sale of EPO sufficient to enable the Company to verify the accuracy of the statements required by Section 4.04(a) hereof. The Company shall have the right through its accredited auditing representatives to make an examination and audit, during normal business hours, not more frequently than annually, of all such records and such other records and accounts as may under recognized accounting practices contain information bearing upon the amount of royalty payable to it under this Agreement. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit nor the right to receive such adjustment shall be affected by any statement to the contrary, appearing on checks or other-wise, unless such statement appears in a letter, signed by the party having such right and delivered to the other party, expressly waiving such right.

          4.04  Terms of Accounting.
                -------------------

                (a) Within sixty (60) days after the end of each semiannual period ending on June 30th or December 31st, commencing with the semiannual after the first sale of EPO by Amgen, Amgen shall furnish to the Company a statement, in form acceptable to the Company, certified by a responsible official of Amgen showing all EPO sold during such semiannual period, the Sales Value of-such EPO and the amount of royalty payable thereon (or if no EPO has been so sold, showing that fact).

                (b) Within such sixty (60) days Amgen shall, irrespective of its own business and accounting methods, pay to the Company the royalties payable for such semiannual period.

                (c) Amgen shall furnish whatever additional information the Company may reasonably prescribe from time to time to enable the Company to ascertain which EPO sold by Amgen or any of its Subsidiaries are subject to the payment of royalty to the Company, and the amount of royalty payable thereon.

          4.05  Late Payments. Royalty payments provided for in this Agreement
                -------------
shall, when overdue, be subject to a late payment charge calculated at an annual rate of one percent (lg) over the prime rate or successive prime rates in effect in Los Angeles, California during delinquency; provided, however, that if the amount of such late payment charge exceeds the maximum permitted by law for such charge, such charge shall be reduced to such maximum amount.

          4.06  Payments. Payment to the Company shall be made in United States
                --------
dollars.

          4.07  Taxes. Amgen shall bear all taxes, however designated, imposed
                -----
as a result of the existence or operation of this Agreement, including, but not limited to, any tax on or measured by, any payment or receipt of payment hereunder, any registration tax, any tax imposed with respect to the granting or transfer of licenses or other rights or considerations hereunder, and any tax which Amgen is required to withhold or deduct from payments to the Company, except any such tax imposed upon the Company by any governmental entity within or without the United States.

                                   ARTICLE V

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS

          5.01  Patent Applications. Amgen shall pay the Company's reasonable
                -------------------
costs and expenses (including attorney's fees) incurred to file, prosecute and maintain in force any patent applications or patents of the EPO Technology which Amgen shall desire the Company to file, prosecute or maintain in the Territory; provided, that, to the extent an application or patent includes subject matter not covering the manufacture, use and sale of products in the Field of Activity, Amgen shall pay an equitable pro rata share of such expenses.


                                  ARTICLE VI

                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT

          6.01  Enforcement. Subject to Section 6.03, Amgen shall have the
                -----------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement of any patent or copyright, misappropriation of any trade secret or interference with any other intellectual property right relating to the EPO Technology that Amgen shall have obtained pursuant to this Agreement.

          6.02  Infringements. Subject to Section 6.03, Amgen shall have the
                -------------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement in the Field of Activity of any patent of the EPO Technology covering only the making, use or sale of products or the use of processes in the Field of Activity. If Amgen finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Amgen shall pay to the Company its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should Amgen lack standing to bring any such action then Amgen may cause the Company to do so upon first undertaking to indemnify and hold the Company harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by Amgen.

          6.03  Maintenance of Action. Amgen shall notify the Company of any
                ---------------------
material infringement in the Field of Activity of any patent within the EPO Technology covering the making, use or sale of products or the use of processes both within and outside the Field of Activity and shall provide the Company with any available evidence of such infringement. The Company and Amgen shall consult with each other as to the best manner in which to proceed. The Company shall have the first right, but no obligation, to bring or defend any suit or action on any claim involving such infringement of any such patent of the EPO Technology on such terms relating to reimbursement of associated costs and expenses as shall be agreed to. If the Company finds it necessary or desirable to join Amgen in such suit or action, Amgen shall execute all papers and perform such other acts as may be reasonably required to do so and may, at its option be represented by counsel of its choice unless the Company and Amgen otherwise agree, any amount recovered in any such action, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained by Amgen. In the event the Company fails to take action with respect to such infringement within a reasonable period, no less than six (6) months, following receipt of such notice and evidence, Amgen shall have the right to bring, defend and maintain any appropriate suit or action involving such infringement in the Field of Activity. If Amgen finds it necessary to join the Company in such suit- or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Amgen shall pay to the Company the reasonable expenses of the Company (excluding it attorney's fees) in connection with any such suit or action. Any amount recovered in any such action or suit, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained entirely by Amgen.


                                  ARTICLE VII

                             TERM AND TERMINATION
                             --------------------

          7.01  Term. Unless sooner terminated as provided below, the license
                ----
and rights granted under Sections 2.01 and 2.02 hereof under patents shall continue with respect to each patent of the EPO Technology for the life of that patent.

          7.02  Effective Date. This Agreement (including the license and rights
                --------------
granted under Sections 2.01 and 2.02 hereof) shall come into effect as of the date hereof and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company, or (b) termination pursuant to either Section 7.03 or 7.04.

          7.03  Default. In the event that a Party (the "Defaulting Party")
                -------
shall (a) fail to make any payment hereunder when and as due, or otherwise default in its obligations hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice from another Party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankruptcy, (c) go or be placed in a process of complete liquidation other than for an amalgamation or reconstruction, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, any other Party, at its option, may terminate its obligations to and the rights of the Defaulting Party under this Agreement upon ten (10) days' written notice t the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

          7.04 Survival. Notwithstanding the termination of a Party's
               --------
obligations to or the rights of the Defaulting Party under this Agreement in accordance with the Provisions of Sections 7.02, 7.03, the provisions of Section 3.02, this Section 7.04 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, Amgen shall immediately return to the Company (to the extent such return is technically feasible) all EPO Technology in the possession of Amgen or its Subsidiaries, or of which Amgen shall have the right to regain possession or, at the sole election of the Company, shall destroy such EPO Technology (to the extent technically feasible).

                                  ARTICLE VIII

                                  INFRINGEMENTS
                                  -------------

          8.01 Infringements. In the event that Amgen is charged with
               -------------
infringement or unauthorized use of the alleged patent rights or proprietary rights of others by reason of the exploitation by Amgen of EPO Technology or any component thereof, then the Company shall indemnify and hold Amgen harmless from such claim to the full extent of any damage recovery with respect to such claim and legal costs incurred in Amgen's defense.

                                   ARTICLE IX

                             CONSENTS AND APPROVALS
                             ----------------------


          9.01 Best Efforts. The parties hereto shall use their best efforts to
               ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                    ARTICLE X

                                     NOTICE
                                     ------

         10.01 Company Notice. All materials to the Company under this Agreement
               --------------
shall be in writing and sent to:

                                   Kirin-Amgen, Inc.
                                   1900 Oak Terrace Lane
                                   Thousand Oaks, CA 91320
                                   Attn: Corporate Secretary

          With a copy to:          Joel S. Marcus, P.C.
                                   Musick, Peeler & Garrett
                                   One Wilshire Boulevard
                                   Los Angeles, CA 90017

           10.02 Amgen Notice. All notices to Amgen under this Agreement shall be in writing and sent to:

                                   Amgen
                                   1900 Oak Terrace Lane
                                   Thousand Oaks, CA 91320
                                   Attn: Secretary

          With a copy to:          Alan C. Mendelson
                                   Cooley, Godward, Castro,
                                      Huddleson & Tatum
                                   5 Palo Alto Square
                                   Suite 400
                                   Palo Alto, CA 94306

           10.03 Changes. The addresses given above may be changed by notice as specified above.

           10.04 Notice Deemed Given. Notices required or permitted hereunder
                 -------------------
and sent as specified above shall be deemed given (a) immediately upon personal delivery, (b) one (1) business day after notice given by telegram or telex, and
(c) ten (10) business days after the date of posting notice, sent by registered or certified mail.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

           11.01 Entire Agreement. This Agreement, together with any other
                 ----------------
written agreements between the parties hereto, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

           11.02 Headings. Article and section headings in this Agreement are
                 --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

           11.03 Execution in Counterparts. This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

           11.04 Force Majeure. It is agreed that each of the Parties hereto is
                 -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The Party so affected shall give notice to the other Party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days. Notwithstanding the foregoing, should an event of Force Majeure remain in effect for a period of six
(6) months, then in such event, the Company and Amgen hereby agree to promptly renegotiate the terms of this Agreement, and if no such agreement can be reached within sixty (60) days of such six (6) month period, the party not so effected by the Force Majeure shall have the option to terminate this Agreement and if such party so elects then this Agreement shall automatically terminate and be of no further force or effect.

           11.05 Applicable Law. This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of California.

           11.06 Assignment on Written Consent. This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the Company and Amgen and their respective successors and assigns to the extent it is assignable. This Agreement may not be assigned in whole or in part by Amgen, except with the prior written consent of the Company or except as part of the sale of the Company's entire business relating to the Field of Activity.

           11.07 Severability. In the event any one or more of the provisions
                 ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the Parties as possible and if unreformable, shall be severed and deleted from this Agreement.

           11.08 No Waiver. No failure or delay on the part of either Party in
                 ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

           11.09 Trademarks and Tradenames. The Company grants no rights to
                 -------------------------
Amgen in any trademarks or tradenames of the Company or of any of its respective subsidiaries or affiliated companies.

           11.10 Indemnity. Amgen hereby (a) releases the Company from any
                 ---------
obligation to defend indemnify or save Amgen and its agents and employees harmless from and (b) agrees to defend, indemnify and save the Company harmless from any and all cost, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by Amgen or the use by Amgen of any EPO Technology furnished pursuant to any provision hereunder, or otherwise arising out of or related to the performance of this Agreement.

           11.11 Other Agreements. Any other provision of this Agreement
                 ----------------
notwithstanding, nothing in this Agreement shall obligate the Company to disclose to Amgen any information or to make available to the Amgen any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.

                                     KIRIN-AMGEN, INC.

                                     By
                                        Its

                                     AMGEN

                                     By
                                        Its

                                AMENDMENT NO. 1
                                ---------------
                                      TO
                                      --
                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------

                             EPO LICENSE AGREEMENT
                             ---------------------


           THIS AMENDMENT NO. 1 ("Amendment No. 1") TO THAT CERTAIN KIRIN-AMGEN INC./AMGEN EPO LICENSE AGREEMENT ("License Agreement"), is made and entered into this 20th day of October, 1989, by and between AMGEN, INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("corporation").


                                R E C I T A L S


           A. Amgen and Corporation have previously executed that certain License Agreement regarding EPO.

           B. The parties desire to incorporate certain changes into the License Agreement pursuant to this Amendment No. 1.


           NOW, THEREFORE, it is agreed as follows:

1. Article I, Section 1.06 at page 3 of the License Agreement is hereby deleted and the following substituted in lieu thereof:


               "Sales Value. 'Sales Value' shall mean the amount billed by Amgen
                -----------
           or an affiliate from the sale for commercial use of EPO Products to independent third parties less the following amounts included in the billed amount: (i) discounts, including cash discounts, or rebates actually allowed or granted from the billed amount, (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return, (iii) freight charges paid for delivery, and (iv) taxes or other government charges levied on or measured by the billed amount whether absorbed by the billing or the billed party."



2. Except to the extent as provided herein, the provisions of the License Agreement are hereby ratified and confirmed in all respects.

           IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed as of the first day written above.

                                         AMGEN, INC., a Delaware
                                          corporation,



                                         By:  /s/ Gordon M. Binder
                                                  Gordon Binder
                                                its Chief Executive Officer

                                                         "Amgen"


                                         KIRIN-AMGEN, INC.
                                         a California corporation,



                                         By: /s/ Yasushi Yamamoto
                                             Yasushi Yamamoto, Chairman

                                                              "Corporation"

                                      -2-